UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number
811-08544
Investment Managers Series Trust III
(Exact name of registrant as specified in charter)

235 West Galena Street
Milwaukee, Wisconsin 53212
(Address of Principal Executive Offices, including Zip Code)
Diane J. Drake
Mutual Fund Administration, LLC
2220 E. Route 66, Suite 226
Glendora, California 91740
(Name and Address of Agent for Service)
COPIES TO:
Laurie Anne Dee
Morgan, Lewis & Bockius LLP
600 Anton Boulevard, Suite 1800
Costa Mesa, California 92626
Registrant's telephone number, including area code:
(626) 385-5777
Date of fiscal year end:
May 31
Date of reporting period:
May 31, 2024

Item 1. Report to Stockholders.

(a) The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

FPA Queens Road Small Cap Value Fund
Advisor Class/QRSAX
ANNUAL SHAREHOLDER REPORT | May 31, 2024
This annual shareholder report contains important information about the FPA Queens Road Small Cap Value Fund (“Fund”) for the period of June 1, 2023 to May 31, 2024. You can find additional information about the Fund at https://fpa.com/funds/overview/fpa-queens-road-small-cap-value-fund. You can also request this information by contacting us at (800) 982-4372.
Fund Expenses
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
FPA Queens Road Small Cap Value Fund (Advisor Class/QRSAX)	$100	0.90%
Management’s Discussion of Fund Performance
SUMMARY OF RESULTS
For the 12-month period ended May 31, 2024, the FPA Queens Road Small Cap Value Fund's Advisor Class (“Fund”) had positive performance of 22.69%. It outperformed its benchmark, the Russell 2000 Value Index (“Index”), by 93 basis points, with a return of 21.76%. The Investment Team (“Team”) believes a consistent process and long-term focus are key components of success. Through careful bottom-up research and fundamental analysis, the Team seeks companies in sound financial condition trading at discounts to their estimates of intrinsic value. The Team believes owning a diversified portfolio of value-creating companies acquired at attractive prices with a margin of safety has a high likelihood of investment success over time.
TOP PERFORMANCE CONTRIBUTOR*
Fabrinet (FN) is a contract manufacturer of optical communications components and modules. The company has a dominant position in hard-to-replicate precision-manufacturing technologies and an enviable track record of execution. The majority of Fabrinet’s sales are to networking equipment manufacturers but it has been successfully diversifying into the data center, industrial, auto, and medical end-markets. FN’s stock jumped after reporting quarter ending June 2023 earnings – datacenter sales increased 50% sequentially and more than 100% over the previous year, driven by their 800-gigabyte transceivers for Artificial Intelligence applications. The company also announced that Nvidia is a 10%+ customer. Fabrinet was a top-five holding in the Fund before its quarter ending June 2023 earnings announcement. Since then, the stock has appreciated considerably, and we have trimmed in keeping with our risk management policies. Given the growth in its forward earnings estimates, Fabrinet trades in line with its historical earnings multiples and remains a top five position for the Fund.
Sprouts Farmers Market (SFM) is a natural grocer with great merchandising and best-in-class gross margins.1 The company has attractive returns on capital, great new store economics, and they are accelerating their unit growth from 12 stores a year to 35 stores in 2024 on a base of roughly 400 stores. Over the past year, the stock has performed well after reporting strong operating results and from a low initial valuation.2 The stock jumped when the company reported Q4 2023 results and gave strong 2024 guidance on Feb. 22, 2024. We have maintained our position and allowed it to appreciate. Although SFM’s share price has increased faster than bottom line results, we believe SFM still trades in the “range of reasonableness” for a high-quality, non- cyclical franchise that can reinvest capital at attractive rates of return.
Deckers (DECK) is a footwear and apparel company that owns the UGG, Hoka, Teva, Sanuk, and Koolaburra brands. We think management has done a terrific job growing and extending the UGG franchise. Now they are replicating that success with Hoka running shoes which surpassed $1 billion in sales last year. At over thirty times forward earnings (as of Mar. 31, 2024), we have weighed Deckers’ valuation against the quality of its management team, strong brands, and net cash balance sheet and have trimmed our position. We first bought a small position in Deckers in 2015 and 2016 when the company was struggling with supply chain issues. Its stock price has increased more than ten times since then on excellent operating performance, and we have trimmed all the way up. Given the company’s exceptional financial performance and growth, we think the stock still trades in the “range of reasonableness.”
1 As of March 31, 2024, Sprout’s gross margin was 38.3%. (Source: Form 10-Q for the quarter ended March 31, 2024).
2 Source: Factset. On June 30, 2023, SFM’s share price was $36.73. This was 15x trailing EPS of $2.39 for the year ending Dec-22 and 13x forward EPS of $2.84 for the year ending Dec-23.
TOP PERFORMANCE DETRACTORS*
United Natural Foods (UNFI) distributes natural and organic food. Whole Foods is a 20% customer, but UNFI has done a reasonable job diversifying its product and customer base, with a big boost from its acquisition of SuperValu in 2018. The company’s share price has declined after a year’s worth of earnings misses and guidance revisions. UNFI is suffering from a combination of volatile food prices, consumers trading down from high-priced organic food items, and pricing and execution mistakes. Distribution is usually a resilient business model and, on a normalized basis, UNFI looks cheap. But UNFI is in full bore turnaround mode.3 Most distributors run pretty lean, and we are wary of UNFI’s ability to wring operating efficiencies out of the business. Funds that could be used to pay down debt are required for warehouse automation investments. We lost confidence in UNFI and exited our position.
Darling Ingredients (DAR) is the world’s largest rendering operation with about 17% of the global market and a higher share in the core U.S. market.4 The business is one part industrial where scale and route density are big advantages – they collect unused animal waste from slaughterhouses and butchers - and one part commodity – their plants process this waste into fats, bone meal and ingredients that trade at prices set by the global commodity markets. Finally, DAR’s Diamond Green Diesel joint venture with Valero turns animal fats into green energy – a business that benefits from renewables subsidies and tax credits. The company took on debt to make three large acquisitions in 2022, adding additional complexity as DAR integrates the acquisitions and de-levers. The stock has sold off because of weakness in DAR’s commodity end markets, falling renewable identification number (RIN) prices and lower earnings and guidance reported for the second and third quarters.5 We first purchased Darling shares in 2008 and have watched as CEO Randy Stuewe has grown Darling from a minnow to a global behemoth. As of December 31, 2023, Darling trades at approximately 10x forward earnings and, despite the company’s commodity exposure and organizational complexity, we are comfortable holding a mid-sized position.
MasTec (MTZ) is a contractor that builds and repairs infrastructure for telecoms, electric utilities, oil and gas pipelines and the clean energy industry. The company benefits from strong spending for 5G in telecom and government support (including the Infrastructure Investment and Jobs Act) for clean energy and the electrical grid.6 The Mas brothers have an impressive history of rolling up smaller players and growing earnings, most recently in the electrical and clean energy spaces. But we became uncomfortable with the low margins and competition in the electrical utility and clean energy businesses. On Aug 4, 2023, in its Q2 2023 earnings release, the company reduced guidance, and we began to exit our position, partially in Q3 2023 and fully by the end of Q4 2023.
*The information provided does not reflect all positions purchased, sold or recommended during the trailing twelve months (“TTM”). It should not be assumed that recommendations made in the future will be profitable or will equal the performance of the securities or sectors listed. As of May 31, 2024, the positions sizes for the securities mentioned as a percentage of net assets was: Fabrinet (4.92%), Sprouts Farmers Market (2.60%), Deckers (2.44%), United Natural Foods (0.84%), Darling Ingredients (1.76%), and MasTec (0.90%). The company data and statistics referenced in the Contributors and Detractors sections are sourced from company earnings, press releases, and financial disclosures unless otherwise noted. Past performance is no guarantee, nor is it indicative, of future results.
Indices are unmanaged and do not reflect any commissions, transaction costs, or fees and expenses which would be incurred by an investor purchasing the underlying securities and which would reduce the performance in an actual account. You cannot invest directly in an index. The Russell 2000 Value Index measures the performance of companies in the Russell 2000 Index with lower price-to-book ratios and lower relative forecasted growth values. The Russell 2000 index is an index measuring the performance of approximately 2,000 smallest-cap American companies in the Russell 3000 Index, which is made up of 3,000 of the largest U.S. stocks. It is a market-cap weighted index. A total return index computes the index value based on capital gains plus cash payments such as dividends and interest.
Return on Invested Capital (ROIC) is a calculation used to assess a company's efficiency at allocating the capital under its control to profitable investments.
Renewable Identification Numbers (RINs) are the backbone of the system set up by the EPA to mark each gallon of renewable fuel that is produced in the US.  The central construct is that RINs are tradable and have a market price.  Producers or blenders can meet their obligations under the Renewable Fuel Standard by purchasing (rather than producing) RINs in the open market.  Darling is credited with RINs that it can sell when it produces renewable diesel at Green Diamond.
Forward Price-to-Earnings (forward P/E) is a version of the ratio of price-to-earnings (P/E) that uses forecasted earnings for the P/E calculation. While the earnings used in this formula are just an estimate and not as reliable as current or historical earnings data, there are still benefits to estimated P/E analysis.
Gross Margin is the percentage of a company’s revenue that’s retained after direct expenses are subtracted.
3 Source: https://www.grocerydive.com/news/unfi-earnings-q3-2024-grocery-supermarket-wholesale/718080/
4 Source: Mar 6, 2023 Raymond James Institutional Investors Conference transcript.
5 Source: Darling 23Q2 and 23Q3 earnings releases; https://ir.darlingii.com/quarterly-results
6 Source: Factset; Credit Suisse Industrials Conference; Dec 1, 2022.
Fund Performance
The following graph and chart compare the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund, or for the life of the Fund, if shorter. It assumes a $10,000 initial investment at the beginning of the first fiscal year in an appropriate, broad-based securities market index for the same period.
GROWTH OF $10,000
AVERAGE ANNUAL TOTAL RETURN	1 Year	Since Inception[1]
FPA Queens Road Small Cap Value Fund (Advisor Class/QRSAX)	22.69%	11.44%
Russell 3000 Index	27.58%	11.68%
Russell 2000® Value Index	21.76%	9.39%
1	Advisor Class commenced operations on December 1, 2020.
Keep in mind that the Fund’s past performance is not a good predictor of how the Fund will perform in the future.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Visit https://fpa.com/funds/overview/fpa-queens-road-small-cap-value-fund for the most recent performance information.
Key Fund Statistics
The following table outlines key fund statistics that you should pay attention to.
Fund net assets	$724,939,663
Total number of portfolio holdings	50
Total advisory fee paid/(reimbursed)	$4,196,098
Portfolio turnover rate as of the end of the reporting period	19%
Graphical Representation of Holdings
The tables below show the investment makeup of the Fund, representing percentage of the total net assets of the Fund. The Top Ten Holdings and Sector Allocation exclude short-term holdings, if any. The Sector Allocation chart represents Common Stocks of the Fund.
Top Ten Holdings
TD SYNNEX Corp.	5.5%
InterDigital, Inc.	4.5%
Fabrinet	4.4%
Sprouts Farmers Market, Inc.	3.9%
PVH Corp.	3.8%
ServisFirst Bancshares, Inc.	3.3%
RLI Corp.	3.2%
Oshkosh Corp.	3.1%
Axos Financial, Inc.	2.7%
Enstar Group Ltd.	2.7%
Asset Allocation
Sector Allocation
Material Fund Changes
The Fund did not have any material changes that occurred since the beginning of the reporting period.
Changes in and Disagreements with Accountants
There were no changes in or disagreements with the Fund's accountants during the reporting period.
Availability of Additional Information
You can find additional information about the Fund such as the prospectus, financial information, fund holdings and proxy voting information at https://fpa.com/funds/overview/fpa-queens-road-small-cap-value-fund. You can also request this information by contacting us at (800) 982-4372.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports and other communication to shareholders with the same residential address, provided they have the same last name, or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain a shareholder of the Fund. If you would like to receive individual mailings, please call (800) 638-3060 and we will begin sending you separate copies of these materials within 30 days after receiving your request.
UMB Distribution Services, LLC serves as the Fund's distributor.

FPA Queens Road Small Cap Value Fund
Institutional Class/QRSIX
ANNUAL SHAREHOLDER REPORT | May 31, 2024
This annual shareholder report contains important information about the FPA Queens Road Small Cap Value Fund (“Fund”) for the period of June 1, 2023 to May 31, 2024. You can find additional information about the Fund at https://fpa.com/funds/overview/fpa-queens-road-small-cap-value-fund. You can also request this information by contacting us at (800) 982-4372.
Fund Expenses
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
FPA Queens Road Small Cap Value Fund (Institutional Class/QRSIX)	$88	0.79%
Management’s Discussion of Fund Performance
SUMMARY OF RESULTS
For the 12-month period ended May 31, 2024, the FPA Queens Road Small Cap Value Fund's Institutional Class (“Fund”) had positive performance of 22.82%. It outperformed its benchmark, the Russell 2000 Value Index (“Index”), by 106 basis points, with a return of 21.76%. The Investment Team (“Team”) believes a consistent process and long-term focus are key components of success. Through careful bottom-up research and fundamental analysis, the Team seeks companies in sound financial condition trading at discounts to their estimates of intrinsic value. The Team believes owning a diversified portfolio of value-creating companies acquired at attractive prices with a margin of safety has a high likelihood of investment success over time.
TOP PERFORMANCE CONTRIBUTOR*
Fabrinet (FN) is a contract manufacturer of optical communications components and modules. The company has a dominant position in hard-to-replicate precision-manufacturing technologies and an enviable track record of execution. The majority of Fabrinet’s sales are to networking equipment manufacturers but it has been successfully diversifying into the data center, industrial, auto, and medical end-markets. FN’s stock jumped after reporting quarter ending June 2023 earnings – datacenter sales increased 50% sequentially and more than 100% over the previous year, driven by their 800-gigabyte transceivers for Artificial Intelligence applications. The company also announced that Nvidia is a 10%+ customer. Fabrinet was a top-five holding in the Fund before its quarter ending June 2023 earnings announcement. Since then, the stock has appreciated considerably, and we have trimmed in keeping with our risk management policies. Given the growth in its forward earnings estimates, Fabrinet trades in line with its historical earnings multiples and remains a top five position for the Fund.
Sprouts Farmers Market (SFM) is a natural grocer with great merchandising and best-in-class gross margins.1 The company has attractive returns on capital, great new store economics, and they are accelerating their unit growth from 12 stores a year to 35 stores in 2024 on a base of roughly 400 stores. Over the past year, the stock has performed well after reporting strong operating results and from a low initial valuation.2 The stock jumped when the company reported Q4 2023 results and gave strong 2024 guidance on Feb. 22, 2024. We have maintained our position and allowed it to appreciate. Although SFM’s share price has increased faster than bottom line results, we believe SFM still trades in the “range of reasonableness” for a high-quality, non- cyclical franchise that can reinvest capital at attractive rates of return.
Deckers (DECK) is a footwear and apparel company that owns the UGG, Hoka, Teva, Sanuk, and Koolaburra brands. We think management has done a terrific job growing and extending the UGG franchise. Now they are replicating that success with Hoka running shoes which surpassed $1 billion in sales last year. At over thirty times forward earnings (as of Mar. 31, 2024), we have weighed Deckers’ valuation against the quality of its management team, strong brands, and net cash balance sheet and have trimmed our position. We first bought a small position in Deckers in 2015 and 2016 when the company was struggling with supply chain issues. Its stock price has increased more than ten times since then on excellent operating performance, and we have trimmed all the way up. Given the company’s exceptional financial performance and growth, we think the stock still trades in the “range of reasonableness.”
1 As of March 31, 2024, Sprout’s gross margin was 38.3%. (Source: Form 10-Q for the quarter ended March 31, 2024).
2 Source: Factset. On June 30, 2023, SFM’s share price was $36.73. This was 15x trailing EPS of $2.39 for the year ending Dec-22 and 13x forward EPS of $2.84 for the year ending Dec-23.
TOP PERFORMANCE DETRACTORS*
United Natural Foods (UNFI) distributes natural and organic food. Whole Foods is a 20% customer, but UNFI has done a reasonable job diversifying its product and customer base, with a big boost from its acquisition of SuperValu in 2018. The company’s share price has declined after a year’s worth of earnings misses and guidance revisions. UNFI is suffering from a combination of volatile food prices, consumers trading down from high-priced organic food items, and pricing and execution mistakes. Distribution is usually a resilient business model and, on a normalized basis, UNFI looks cheap. But UNFI is in full bore turnaround mode.3 Most distributors run pretty lean, and we are wary of UNFI’s ability to wring operating efficiencies out of the business. Funds that could be used to pay down debt are required for warehouse automation investments. We lost confidence in UNFI and exited our position.
Darling Ingredients (DAR) is the world’s largest rendering operation with about 17% of the global market and a higher share in the core U.S. market.4 The business is one part industrial where scale and route density are big advantages – they collect unused animal waste from slaughterhouses and butchers - and one part commodity – their plants process this waste into fats, bone meal and ingredients that trade at prices set by the global commodity markets. Finally, DAR’s Diamond Green Diesel joint venture with Valero turns animal fats into green energy – a business that benefits from renewables subsidies and tax credits. The company took on debt to make three large acquisitions in 2022, adding additional complexity as DAR integrates the acquisitions and de-levers. The stock has sold off because of weakness in DAR’s commodity end markets, falling renewable identification number (RIN) prices and lower earnings and guidance reported for the second and third quarters.5 We first purchased Darling shares in 2008 and have watched as CEO Randy Stuewe has grown Darling from a minnow to a global behemoth. As of December 31, 2023, Darling trades at approximately 10x forward earnings and, despite the company’s commodity exposure and organizational complexity, we are comfortable holding a mid-sized position.
MasTec (MTZ) is a contractor that builds and repairs infrastructure for telecoms, electric utilities, oil and gas pipelines and the clean energy industry. The company benefits from strong spending for 5G in telecom and government support (including the Infrastructure Investment and Jobs Act) for clean energy and the electrical grid.6 The Mas brothers have an impressive history of rolling up smaller players and growing earnings, most recently in the electrical and clean energy spaces. But we became uncomfortable with the low margins and competition in the electrical utility and clean energy businesses. On Aug 4, 2023, in its Q2 2023 earnings release, the company reduced guidance, and we began to exit our position, partially in Q3 2023 and fully by the end of Q4 2023.
*The information provided does not reflect all positions purchased, sold or recommended during the trailing twelve months (“TTM”). It should not be assumed that recommendations made in the future will be profitable or will equal the performance of the securities or sectors listed. As of May 31, 2024, the positions sizes for the securities mentioned as a percentage of net assets was: Fabrinet (4.92%), Sprouts Farmers Market (2.60%), Deckers (2.44%), United Natural Foods (0.84%), Darling Ingredients (1.76%), and MasTec (0.90%). The company data and statistics referenced in the Contributors and Detractors sections are sourced from company earnings, press releases, and financial disclosures unless otherwise noted. Past performance is no guarantee, nor is it indicative, of future results.
Indices are unmanaged and do not reflect any commissions, transaction costs, or fees and expenses which would be incurred by an investor purchasing the underlying securities and which would reduce the performance in an actual account. You cannot invest directly in an index. The Russell 2000 Value Index measures the performance of companies in the Russell 2000 Index with lower price-to-book ratios and lower relative forecasted growth values. The Russell 2000 index is an index measuring the performance of approximately 2,000 smallest-cap American companies in the Russell 3000 Index, which is made up of 3,000 of the largest U.S. stocks. It is a market-cap weighted index. A total return index computes the index value based on capital gains plus cash payments such as dividends and interest.
Return on Invested Capital (ROIC) is a calculation used to assess a company's efficiency at allocating the capital under its control to profitable investments.
Renewable Identification Numbers (RINs) are the backbone of the system set up by the EPA to mark each gallon of renewable fuel that is produced in the US.  The central construct is that RINs are tradable and have a market price.  Producers or blenders can meet their obligations under the Renewable Fuel Standard by purchasing (rather than producing) RINs in the open market.  Darling is credited with RINs that it can sell when it produces renewable diesel at Green Diamond.
Forward Price-to-Earnings (forward P/E) is a version of the ratio of price-to-earnings (P/E) that uses forecasted earnings for the P/E calculation. While the earnings used in this formula are just an estimate and not as reliable as current or historical earnings data, there are still benefits to estimated P/E analysis.
Gross Margin is the percentage of a company’s revenue that’s retained after direct expenses are subtracted.
3 Source: https://www.grocerydive.com/news/unfi-earnings-q3-2024-grocery-supermarket-wholesale/718080/
4 Source: Mar 6, 2023 Raymond James Institutional Investors Conference transcript.
5 Source: Darling 23Q2 and 23Q3 earnings releases; https://ir.darlingii.com/quarterly-results
6 Source: Factset; Credit Suisse Industrials Conference; Dec 1, 2022.
Fund Performance
The following graph and chart compare the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund, or for the life of the Fund, if shorter. It assumes a $100,000 initial investment at the beginning of the first fiscal year in an appropriate, broad-based securities market index for the same period.
GROWTH OF $100,000
AVERAGE ANNUAL TOTAL RETURN	1 Year	Since Inception[1]
FPA Queens Road Small Cap Value Fund (Institutional Class/QRSIX)	22.82%	11.56%
Russell 3000 Index	27.58%	11.68%
Russell 2000® Value Index	21.76%	9.39%
1	Institutional Class commenced operations on December 1, 2020.
Keep in mind that the Fund’s past performance is not a good predictor of how the Fund will perform in the future.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Visit https://fpa.com/funds/overview/fpa-queens-road-small-cap-value-fund for the most recent performance information.
Key Fund Statistics
The following table outlines key fund statistics that you should pay attention to.
Fund net assets	$724,939,663
Total number of portfolio holdings	50
Total advisory fee paid/(reimbursed)	$4,196,098
Portfolio turnover rate as of the end of the reporting period	19%
Graphical Representation of Holdings
The tables below show the investment makeup of the Fund, representing percentage of the total net assets of the Fund. The Top Ten Holdings and Sector Allocation exclude short-term holdings, if any. The Sector Allocation chart represents Common Stocks of the Fund.
Top Ten Holdings
TD SYNNEX Corp.	5.5%
InterDigital, Inc.	4.5%
Fabrinet	4.4%
Sprouts Farmers Market, Inc.	3.9%
PVH Corp.	3.8%
ServisFirst Bancshares, Inc.	3.3%
RLI Corp.	3.2%
Oshkosh Corp.	3.1%
Axos Financial, Inc.	2.7%
Enstar Group Ltd.	2.7%
Asset Allocation
Sector Allocation
Material Fund Changes
The Fund did not have any material changes that occurred since the beginning of the reporting period.
Changes in and Disagreements with Accountants
There were no changes in or disagreements with the Fund's accountants during the reporting period.
Availability of Additional Information
You can find additional information about the Fund such as the prospectus, financial information, fund holdings and proxy voting information at https://fpa.com/funds/overview/fpa-queens-road-small-cap-value-fund. You can also request this information by contacting us at (800) 982-4372.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports and other communication to shareholders with the same residential address, provided they have the same last name, or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain a shareholder of the Fund. If you would like to receive individual mailings, please call (800) 638-3060 and we will begin sending you separate copies of these materials within 30 days after receiving your request.
UMB Distribution Services, LLC serves as the Fund's distributor.

FPA Queens Road Small Cap Value Fund
Investor Class/QRSVX
ANNUAL SHAREHOLDER REPORT | May 31, 2024
This annual shareholder report contains important information about the FPA Queens Road Small Cap Value Fund (“Fund”) for the period of June 1, 2023 to May 31, 2024. You can find additional information about the Fund at https://fpa.com/funds/overview/fpa-queens-road-small-cap-value-fund. You can also request this information by contacting us at (800) 982-4372.
Fund Expenses
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
FPA Queens Road Small Cap Value Fund (Investor Class/QRSVX)	$109	0.98%
Management’s Discussion of Fund Performance
SUMMARY OF RESULTS
For the 12-month period ended May 31, 2024, the FPA Queens Road Small Cap Value Fund's Investor Class (“Fund”) had positive performance of 22.62%. It outperformed its benchmark, the Russell 2000 Value Index (“Index”), by 86 basis points, with a return of 21.76%. The Investment Team (“Team”) believes a consistent process and long-term focus are key components of success. Through careful bottom-up research and fundamental analysis, the Team seeks companies in sound financial condition trading at discounts to their estimates of intrinsic value. The Team believes owning a diversified portfolio of value-creating companies acquired at attractive prices with a margin of safety has a high likelihood of investment success over time.
TOP PERFORMANCE CONTRIBUTOR*
Fabrinet (FN) is a contract manufacturer of optical communications components and modules. The company has a dominant position in hard-to-replicate precision-manufacturing technologies and an enviable track record of execution. The majority of Fabrinet’s sales are to networking equipment manufacturers but it has been successfully diversifying into the data center, industrial, auto, and medical end-markets. FN’s stock jumped after reporting quarter ending June 2023 earnings – datacenter sales increased 50% sequentially and more than 100% over the previous year, driven by their 800-gigabyte transceivers for Artificial Intelligence applications. The company also announced that Nvidia is a 10%+ customer. Fabrinet was a top-five holding in the Fund before its quarter ending June 2023 earnings announcement. Since then, the stock has appreciated considerably, and we have trimmed in keeping with our risk management policies. Given the growth in its forward earnings estimates, Fabrinet trades in line with its historical earnings multiples and remains a top five position for the Fund.
Sprouts Farmers Market (SFM) is a natural grocer with great merchandising and best-in-class gross margins.1 The company has attractive returns on capital, great new store economics, and they are accelerating their unit growth from 12 stores a year to 35 stores in 2024 on a base of roughly 400 stores. Over the past year, the stock has performed well after reporting strong operating results and from a low initial valuation.2 The stock jumped when the company reported Q4 2023 results and gave strong 2024 guidance on Feb. 22, 2024. We have maintained our position and allowed it to appreciate. Although SFM’s share price has increased faster than bottom line results, we believe SFM still trades in the “range of reasonableness” for a high-quality, non- cyclical franchise that can reinvest capital at attractive rates of return.
Deckers (DECK) is a footwear and apparel company that owns the UGG, Hoka, Teva, Sanuk, and Koolaburra brands. We think management has done a terrific job growing and extending the UGG franchise. Now they are replicating that success with Hoka running shoes which surpassed $1 billion in sales last year. At over thirty times forward earnings (as of Mar. 31, 2024), we have weighed Deckers’ valuation against the quality of its management team, strong brands, and net cash balance sheet and have trimmed our position. We first bought a small position in Deckers in 2015 and 2016 when the company was struggling with supply chain issues. Its stock price has increased more than ten times since then on excellent operating performance, and we have trimmed all the way up. Given the company’s exceptional financial performance and growth, we think the stock still trades in the “range of reasonableness.”
1 As of March 31, 2024, Sprout’s gross margin was 38.3%. (Source: Form 10-Q for the quarter ended March 31, 2024).
2 Source: Factset. On June 30, 2023, SFM’s share price was $36.73. This was 15x trailing EPS of $2.39 for the year ending Dec-22 and 13x forward EPS of $2.84 for the year ending Dec-23.
TOP PERFORMANCE DETRACTORS*
United Natural Foods (UNFI) distributes natural and organic food. Whole Foods is a 20% customer, but UNFI has done a reasonable job diversifying its product and customer base, with a big boost from its acquisition of SuperValu in 2018. The company’s share price has declined after a year’s worth of earnings misses and guidance revisions. UNFI is suffering from a combination of volatile food prices, consumers trading down from high-priced organic food items, and pricing and execution mistakes. Distribution is usually a resilient business model and, on a normalized basis, UNFI looks cheap. But UNFI is in full bore turnaround mode.3 Most distributors run pretty lean, and we are wary of UNFI’s ability to wring operating efficiencies out of the business. Funds that could be used to pay down debt are required for warehouse automation investments. We lost confidence in UNFI and exited our position.
Darling Ingredients (DAR) is the world’s largest rendering operation with about 17% of the global market and a higher share in the core U.S. market.4 The business is one part industrial where scale and route density are big advantages – they collect unused animal waste from slaughterhouses and butchers - and one part commodity – their plants process this waste into fats, bone meal and ingredients that trade at prices set by the global commodity markets. Finally, DAR’s Diamond Green Diesel joint venture with Valero turns animal fats into green energy – a business that benefits from renewables subsidies and tax credits. The company took on debt to make three large acquisitions in 2022, adding additional complexity as DAR integrates the acquisitions and de-levers. The stock has sold off because of weakness in DAR’s commodity end markets, falling renewable identification number (RIN) prices and lower earnings and guidance reported for the second and third quarters.5 We first purchased Darling shares in 2008 and have watched as CEO Randy Stuewe has grown Darling from a minnow to a global behemoth. As of December 31, 2023, Darling trades at approximately 10x forward earnings and, despite the company’s commodity exposure and organizational complexity, we are comfortable holding a mid-sized position.
MasTec (MTZ) is a contractor that builds and repairs infrastructure for telecoms, electric utilities, oil and gas pipelines and the clean energy industry. The company benefits from strong spending for 5G in telecom and government support (including the Infrastructure Investment and Jobs Act) for clean energy and the electrical grid.6 The Mas brothers have an impressive history of rolling up smaller players and growing earnings, most recently in the electrical and clean energy spaces. But we became uncomfortable with the low margins and competition in the electrical utility and clean energy businesses. On Aug 4, 2023, in its Q2 2023 earnings release, the company reduced guidance, and we began to exit our position, partially in Q3 2023 and fully by the end of Q4 2023.
*The information provided does not reflect all positions purchased, sold or recommended during the trailing twelve months (“TTM”). It should not be assumed that recommendations made in the future will be profitable or will equal the performance of the securities or sectors listed. As of May 31, 2024, the positions sizes for the securities mentioned as a percentage of net assets was: Fabrinet (4.92%), Sprouts Farmers Market (2.60%), Deckers (2.44%), United Natural Foods (0.84%), Darling Ingredients (1.76%), and MasTec (0.90%). The company data and statistics referenced in the Contributors and Detractors sections are sourced from company earnings, press releases, and financial disclosures unless otherwise noted. Past performance is no guarantee, nor is it indicative, of future results.
Indices are unmanaged and do not reflect any commissions, transaction costs, or fees and expenses which would be incurred by an investor purchasing the underlying securities and which would reduce the performance in an actual account. You cannot invest directly in an index. The Russell 2000 Value Index measures the performance of companies in the Russell 2000 Index with lower price-to-book ratios and lower relative forecasted growth values. The Russell 2000 index is an index measuring the performance of approximately 2,000 smallest-cap American companies in the Russell 3000 Index, which is made up of 3,000 of the largest U.S. stocks. It is a market-cap weighted index. A total return index computes the index value based on capital gains plus cash payments such as dividends and interest.
Return on Invested Capital (ROIC) is a calculation used to assess a company's efficiency at allocating the capital under its control to profitable investments.
Renewable Identification Numbers (RINs) are the backbone of the system set up by the EPA to mark each gallon of renewable fuel that is produced in the US.  The central construct is that RINs are tradable and have a market price.  Producers or blenders can meet their obligations under the Renewable Fuel Standard by purchasing (rather than producing) RINs in the open market.  Darling is credited with RINs that it can sell when it produces renewable diesel at Green Diamond.
Forward Price-to-Earnings (forward P/E) is a version of the ratio of price-to-earnings (P/E) that uses forecasted earnings for the P/E calculation. While the earnings used in this formula are just an estimate and not as reliable as current or historical earnings data, there are still benefits to estimated P/E analysis.
Gross Margin is the percentage of a company’s revenue that’s retained after direct expenses are subtracted.
3 Source: https://www.grocerydive.com/news/unfi-earnings-q3-2024-grocery-supermarket-wholesale/718080/
4 Source: Mar 6, 2023 Raymond James Institutional Investors Conference transcript.
5 Source: Darling 23Q2 and 23Q3 earnings releases; https://ir.darlingii.com/quarterly-results
6 Source: Factset; Credit Suisse Industrials Conference; Dec 1, 2022.
Fund Performance
The following graph and chart compare the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund, or for the life of the Fund, if shorter. It assumes a $10,000 initial investment at the beginning of the first fiscal year in an appropriate, broad-based securities market index for the same period.
GROWTH OF $10,000
AVERAGE ANNUAL TOTAL RETURN	1 Year	5 Years	10 Years
FPA Queens Road Small Cap Value Fund (Investor Class/QRSVX)	22.62%	12.49%	8.40%
Russell 3000 Index	27.58%	15.00%	12.09%
Russell 2000® Value Index	21.76%	8.77%	6.87%
Keep in mind that the Fund’s past performance is not a good predictor of how the Fund will perform in the future.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Visit https://fpa.com/funds/overview/fpa-queens-road-small-cap-value-fund for the most recent performance information.
Key Fund Statistics
The following table outlines key fund statistics that you should pay attention to.
Fund net assets	$724,939,663
Total number of portfolio holdings	50
Total advisory fee paid/(reimbursed)	$4,196,098
Portfolio turnover rate as of the end of the reporting period	19%
Graphical Representation of Holdings
The tables below show the investment makeup of the Fund, representing percentage of the total net assets of the Fund. The Top Ten Holdings and Sector Allocation exclude short-term holdings, if any. The Sector Allocation chart represents Common Stocks of the Fund.
Top Ten Holdings
TD SYNNEX Corp.	5.5%
InterDigital, Inc.	4.5%
Fabrinet	4.4%
Sprouts Farmers Market, Inc.	3.9%
PVH Corp.	3.8%
ServisFirst Bancshares, Inc.	3.3%
RLI Corp.	3.2%
Oshkosh Corp.	3.1%
Axos Financial, Inc.	2.7%
Enstar Group Ltd.	2.7%
Asset Allocation
Sector Allocation
Material Fund Changes
The Fund did not have any material changes that occurred since the beginning of the reporting period.
Changes in and Disagreements with Accountants
There were no changes in or disagreements with the Fund's accountants during the reporting period.
Availability of Additional Information
You can find additional information about the Fund such as the prospectus, financial information, fund holdings and proxy voting information at https://fpa.com/funds/overview/fpa-queens-road-small-cap-value-fund. You can also request this information by contacting us at (800) 982-4372.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports and other communication to shareholders with the same residential address, provided they have the same last name, or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain a shareholder of the Fund. If you would like to receive individual mailings, please call (800) 638-3060 and we will begin sending you separate copies of these materials within 30 days after receiving your request.
UMB Distribution Services, LLC serves as the Fund's distributor.

FPA Queens Road Value Fund
QRVLX
ANNUAL SHAREHOLDER REPORT | May 31, 2024
This annual shareholder report contains important information about the FPA Queens Road Value Fund (“Fund”) for the period of June 1, 2023 to May 31, 2024. You can find additional information about the Fund at https://fpa.com/funds/overview/fpa-queens-value-fund. You can also request this information by contacting us at (800) 982-4372.
Fund Expenses
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
FPA Queens Road Value Fund (QRVLX)	$76	0.65%
Management’s Discussion of Fund Performance
SUMMARY OF RESULTS
For the twelve-month period ending May 31, 2024, the FPA Queens Road Value Fund’s (“Fund”) net return was 32.53%, which includes reinvestment of all distributions. The S&P 500 Value Index (“Index”) return for the same period was 24.03%.
What affected the Fund’s performance?
Fund performance can be attributed to the following:*
From an allocation perspective, the biggest contributor to performance was the Fund’s relatively high exposure to Industrials and Financials (i.e., 27.21% and 31.65% of total net assets, respectively for the Fund, vs 11.85% and 20.73%, respectively, for the Index). These sectors were two of the Index’s four best performing sectors for the S&P 500 Value Index over the past year (Index sector return over the past year of 29.04% and 35.85%, respectively). These were the Fund’s two largest sectors.
The Fund also benefitted from strong stock selection within Industrials with three holdings making up over a third of the Fund’s annual return (Eaton contributed 5.69% of the portfolio over the past year with the stock up 92.39% over that period, Trane Technologies contributed 5.39% with the stock up 103.49% and General Dynamics contributed 2.56% with the stock up 50.14%).
The Fund’s positions in Healthcare holdings Pfizer and Centene Corporation were a drag on the Fund’s performance during the period. Centene detracted 0.36% over the past year with the stock down 5.81% over the period while Pfizer detracted 0.59% with the stock down 22.09%.
The Fund did not own any Energy or Materials holdings, which were strong performers for the S&P 500 Value over the past year (43.80% and 27.60%, respectively). The Fund’s Information Technology holdings lagged those of the S&P 500 Value. This is largely due to the Fund not owning AI themed stocks, such as Microsoft, Broadcom, Micron, and Adobe.
* The Fund’s contribution to return is presented gross of investment management fees, transactions costs, and Fund operating expenses, which if included, would reduce the returns presented. The information provided does not reflect all positions purchased, sold or recommended during the trailing twelve months (“TTM”). It should not be assumed that recommendations made in the future will be profitable or will equal the performance of the securities or sectors listed. The share price changes noted may not equate with the performance of the holding in the Fund. As of May 31, 2024, the securities noted represented the following weights as a percentage of net assets: Eaton (7.70%), Trane Technologies (6.58%), General Dynamics (5.42%), Pfizer (2.89%), and Centene Corporation (0.33%). Indices are unmanaged and do not reflect any commissions, transaction costs, or fees and expenses which would be incurred by an investor purchasing the underlying securities and which would reduce the performance in an actual account. You cannot invest directly in an index. S&P 500 Value Index measures constituents from the S&P 500 Index that are classified as value stocks based on three factors: the ratios of book value, earnings, and sales to price. The index is a modified market cap-weighted index. Past performance is no guarantee, nor is it indicative, of future results.
Fund Performance
The following graph and chart compare the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund, or for the life of the Fund, if shorter. It assumes a $100,000 initial investment at the beginning of the first fiscal year in an appropriate, broad-based securities market index for the same period.
GROWTH OF $100,000
AVERAGE ANNUAL TOTAL RETURN	1 Year	5 Years	10 Years
FPA Queens Road Value Fund (QRVLX)	32.53%	13.12%	10.47%
S&P 500® Index	28.19%	15.80%	12.69%
S&P 500® Value Index	24.03%	13.79%	10.19%
Keep in mind that the Fund’s past performance is not a good predictor of how the Fund will perform in the future.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Visit https://fpa.com/funds/overview/fpa-queens-value-fund for the most recent performance information.
Key Fund Statistics
The following table outlines key fund statistics that you should pay attention to.
Fund net assets	$47,467,593
Total number of portfolio holdings	30
Total advisory fee paid/(reimbursed)	$(4,513)
Portfolio turnover rate as of the end of the reporting period	9%
Graphical Representation of Holdings
The tables below show the investment makeup of the Fund, representing percentage of the total net assets of the Fund. The Top Ten Holdings and Sector Allocation exclude short-term holdings, if any. The Sector Allocation chart represents Common Stocks of the Fund.
Top Ten Holdings
Trane Technologies PLC	7.0%
Eaton Corp. PLC	7.0%
American Express Co.	5.6%
Ameriprise Financial, Inc.	5.5%
Elevance Health, Inc.	5.1%
General Dynamics Corp.	5.1%
Oracle Corp.	5.0%
Pfizer, Inc.	4.6%
Centene Corp.	4.5%
Hershey Co.	4.2%
Asset Allocation
Sector Allocation
Material Fund Changes
The Fund did not have any material changes that occurred since the beginning of the reporting period.
Changes in and Disagreements with Accountants
There were no changes in or disagreements with the Fund's accountants during the reporting period.
Availability of Additional Information
You can find additional information about the Fund such as the prospectus, financial information, fund holdings and proxy voting information at https://fpa.com/funds/overview/fpa-queens-value-fund. You can also request this information by contacting us at (800) 982-4372.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports and other communication to shareholders with the same residential address, provided they have the same last name, or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain a shareholder of the Fund. If you would like to receive individual mailings, please call (800) 638-3060 and we will begin sending you separate copies of these materials within 30 days after receiving your request.
UMB Distribution Services, LLC serves as the Fund's distributor.

(b) Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-800-982-4372.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that Sandra Brown, who is a member of the Registrant’s Audit Committee and Board of Trustees, is an “audit committee financial expert” and is “independent” as those terms are defined in this Item.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

FPA Queens Road Funds		FYE 5/31/2024	FYE 5/31/2023
(a)	Audit Fees	$25,000	$61,600
(b)	Audit-Related Fees	N/A	N/A
(c)	Tax Fees	$5,000	$13,230
(d)	All Other Fees	N/A	$2,198

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2) The percentage of fees billed by Tait, Weller, & Weller LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

FPA Queens Road Funds	FYE 5/31/2024	FYE 5/31/2023
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f)	All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment advisor (and any other controlling entity, etc.—not sub-advisor) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment advisor is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

FPA Queens Road Funds		FYE 5/31/2024	FYE 5/31/2023
(g)	Registrant Non-Audit Related Fees	N/A	$97,152
(h)	Registrant’s Investment Advisor	N/A	N/A

(i)	Not applicable.
(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a)	Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b)	Not applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 7 of this Form.

(b)	Not Applicable.

FPA Queens Road Small Cap Value Fund

(Investor Class: QRSVX)

(Institutional Class: QRSIX)

(Advisor Class: QRSAX)

ANNUAL FINANCIALS AND OTHER INFORMATION

MAY 31, 2024

FPA Queens Road Small Cap Value Fund

A series of Investment Managers Series Trust III

Table of Contents

Please note the Financials and Other Information only contains Items 7-11 required in Form N-CSR. All other required items will be filed with the SEC.

Item 7. Financial Statements and Financial Highlights
Schedule of Investments	1
Statement of Assets and Liabilities	4
Statement of Operations	5
Statements of Changes in Net Assets	6
Financial Highlights
Investor Class	7
Institutional Class	8
Advisor Class	9
Notes to Financial Statements	10
Report of Independent Registered Public Accounting Firm	18
Supplemental Information	19

This report and the financial statements contained herein are provided for the general information of the shareholders of the FPA Queens Road Small Cap Value Fund (the “Fund”). This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective shareholder report and prospectus.

www.fpa.com

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

FPA Queens Road Small Cap Value Fund

SCHEDULE OF INVESTMENTS

As of May 31, 2024

Number of Shares		Value
	COMMON STOCKS — 89.7%
	AEROSPACE & DEFENSE — 0.7%
93,372	Ducommun, Inc.*	$5,432,383
	APPAREL & TEXTILE PRODUCTS — 6.8%
6,597	Deckers Outdoor Corp.*	7,216,590
597,920	Levi Strauss & Co.	14,356,059
231,226	PVH Corp.	27,749,433
		49,322,082
	ASSET MANAGEMENT — 1.0%
185,915	Brookfield Asset Management, Inc. - Class A	7,295,305
	BANKING — 6.0%
373,282	Axos Financial, Inc.*	20,108,701
384,754	ServisFirst Bancshares, Inc.	23,777,797
		43,886,498
	CHEMICALS — 1.2%
1,218,658	Arcadium Lithium PLC*	5,398,655
181,233	Mativ Holdings, Inc.	3,256,757
		8,655,412
	COMMERCIAL SUPPORT SERVICES — 0.3%
12,712	UniFirst Corp.	2,016,123
	CONSTRUCTION MATERIALS — 2.1%
40,921	Knife River Corp.*	2,893,524
501,962	MDU Resources Group, Inc.	12,669,521
		15,563,045
	CONSUMER SERVICES — 1.9%
297,054	Aaron's Company, Inc.	2,519,018
337,083	Upbound Group, Inc.	11,063,064
		13,582,082
	CONTAINERS & PACKAGING — 1.1%
272,999	Graphic Packaging Holding Co.	7,731,332
	ELECTRICAL EQUIPMENT — 0.3%
9,442	Littelfuse, Inc.	2,422,817
	FOOD — 2.3%
254,666	Darling Ingredients, Inc.*	10,288,506
174,987	TreeHouse Foods, Inc.*	6,353,778
		16,642,284
	GAS & WATER UTILITIES — 4.3%
321,890	New Jersey Resources Corp.	13,989,339
682,135	UGI Corp.	17,367,157
		31,356,496
	INDUSTRIAL INTERMEDIATE PRODUCTS — 0.4%
102,635	L B Foster Co. - Class A*	2,815,278
1

FPA Queens Road Small Cap Value Fund

SCHEDULE OF INVESTMENTS - Continued

As of May 31, 2024

Number of Shares		Value
	COMMON STOCKS (Continued)
	INDUSTRIAL SUPPORT SERVICES — 2.9%
193,539	MSC Industrial Direct Co., Inc. - Class A	$16,625,000
55,401	VSE Corp.	4,535,126
		21,160,126
	INSURANCE — 10.0%
514,304	CNO Financial Group, Inc.	14,755,382
62,211	Enstar Group Ltd.*	19,480,752
440,798	Horace Mann Educators Corp.	15,062,068
160,450	RLI Corp.	23,422,491
		72,720,693
	INTERNET MEDIA & SERVICES — 2.6%
386,082	IAC, Inc.*	19,223,023
	MACHINERY — 8.2%
14,871	AGCO Corp.	1,596,105
56,255	CSW Industrials, Inc.	14,303,396
81,171	Graco, Inc.	6,554,558
152,024	John Bean Technologies Corp.	14,522,853
195,640	Oshkosh Corp.	22,250,137
		59,227,049
	PUBLISHING & BROADCASTING — 1.8%
350,990	Scholastic Corp.	12,733,917
	REIT — 0.7%
262,407	Equity Commonwealth*	5,067,079
	RETAIL - CONSUMER STAPLES — 3.9%
353,810	Sprouts Farmers Market, Inc.*	27,943,914
	SEMICONDUCTORS — 4.6%
36,153	Qorvo, Inc.*	3,557,094
132,326	Synaptics, Inc.*	12,400,270
733,461	Vishay Intertechnology, Inc.	17,331,683
		33,289,047
	SOFTWARE — 1.6%
189,995	Concentrix Corp.	11,652,393
	SPECIALTY FINANCE — 2.5%
850,202	MGIC Investment Corp.	17,854,242
	TECHNOLOGY HARDWARE — 16.9%
139,675	Arrow Electronics, Inc.*	18,340,724
132,415	Fabrinet*	31,717,365
284,626	InterDigital, Inc.	32,410,363
304,061	TD SYNNEX Corp.	39,783,341
		122,251,793
2

FPA Queens Road Small Cap Value Fund

SCHEDULE OF INVESTMENTS - Continued

As of May 31, 2024

Number of Shares		Value
	COMMON STOCKS (Continued)
	TECHNOLOGY SERVICES — 3.7%
304,386	CSG Systems International, Inc.	$13,134,256
99,470	Science Applications International Corp.	13,393,635
		26,527,891
	WHOLESALE - DISCRETIONARY — 1.9%
447,328	G-III Apparel Group Ltd.*	13,446,680
	TOTAL COMMON STOCKS
	(Cost $475,416,921)	649,818,984
	PREFERRED STOCKS — 0.0%
	INDUSTRIALS — 0.0%
6,085	WESCO International, Inc., 10.625%(a),(b)	162,105
	TOTAL PREFERRED STOCKS
	(Cost $161,253)	162,105
	SHORT-TERM INVESTMENTS — 10.3%
	MONEY MARKET INVESTMENTS — 10.3%
74,839,736	Morgan Stanley Institutional Liquidity Treasury Portfolio - Institutional Class, 5.08%(c)	74,839,736
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $74,839,736)	74,839,736
	TOTAL INVESTMENTS — 100.0%
	(Cost $550,417,910)	724,820,825
	Other Assets in Excess of Liabilities — 0.0%	118,838
	TOTAL NET ASSETS — 100.0%	$724,939,663

PLC – Public Limited Company
REIT – Real Estate Investment Trust

*	Non-income producing security.
(a)	Perpetual security. Maturity date is not applicable.
(b)	Variable or floating rate security.
(c)	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

3

FPA Queens Road Small Cap Value Fund

STATEMENT OF ASSETS AND LIABILITIES

As of May 31, 2024

Assets:
Investments, at value (cost $550,417,910)	$724,820,825
Receivables:
Fund shares sold	140,614
Dividends and interest	604,952
Prepaid expenses	16,555
Total assets	725,582,946

Liabilities:
Payables:
Fund shares redeemed	76,939
Advisory fees	398,716
Shareholder servicing fees	47,897
Fund services fees	37,834
Registration fees	27,175
Shareholder reporting fees	26,524
Legal fees	10,774
Auditing fees	10,651
Chief Compliance Officer fees	1,872
Trustees' deferred compensation (Note 3)	1,829
Trustees' fees and expenses	1,104
Accrued other expenses	1,968
Total liabilities	643,283
Net Assets	$724,939,663

Components of Net Assets:
Capital Stock (no par value with an unlimited number of shares authorized)	$520,409,045
Total distributable earnings (accumulated deficit)	204,530,618
Net Assets	$724,939,663

Maximum Offering Price per Share:
Investor Class Shares:
Net assets applicable to shares outstanding	$82,800,772
Shares of beneficial interest issued and outstanding	2,156,502
Redemption price per share	$38.40

Institutional Class Shares:
Net assets applicable to shares outstanding	$600,743,188
Shares of beneficial interest issued and outstanding	15,656,341
Redemption price per share	$38.37

Advisor Class Shares:
Net assets applicable to shares outstanding	$41,395,703
Shares of beneficial interest issued and outstanding	1,080,502
Redemption price per share	$38.31

See accompanying Notes to Financial Statements.

4

FPA Queens Road Small Cap Value Fund

STATEMENT OF OPERATIONS

For the Year Ended May 31, 2024

Investment income:
Dividends (net of foreign withholding taxes of $10,597)	$7,782,735
Interest	3,409,358
Total investment income	11,192,093

Expenses:
Advisory fees	4,196,098
Shareholder servicing fees - Investor Class	180,235
Shareholder servicing fees - Institutional Class	191,216
Shareholder servicing fees - Advisor Class	69,673
Fund services fees	259,758
Registration fees	124,630
Shareholder reporting fees	82,409
Trustees' fees and expenses	42,926
Auditing fees	26,958
Miscellaneous	13,156
Legal fees	12,691
Chief Compliance Officer fees	12,258
Insurance fees	11,837
Total expenses	5,223,845
Net investment income (loss)	5,968,248

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	37,167,137
Total realized gain (loss)	37,167,137
Net change in unrealized appreciation (depreciation) on:
Investments	82,999,731
Net change in unrealized appreciation (depreciation)	82,999,731
Net realized and unrealized gain (loss)	120,166,868
Net Increase (Decrease) in Net Assets from Operations	$126,135,116

See accompanying Notes to Financial Statements.

5

FPA Queens Road Small Cap Value Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended May 31, 2024	For the Year Ended May 31, 2023
Increase (Decrease) in Net Assets from:
Operations:
Net investment income (loss)	$5,968,248	$5,432,079
Total realized gain (loss) on investments	37,167,137	3,757,854
Net change in unrealized appreciation (depreciation) on investments	82,999,731	(26,702,622)
Net increase (decrease) in net assets resulting from operations	126,135,116	(17,512,689)

Distributions to Shareholders:
Distributions:
Investor Class	(2,073,842)	(1,557,544)
Institutional Class	(15,149,770)	(8,052,504)
Advisor Class	(1,349,927)	(1,089,516)
Total distributions to shareholders	(18,573,539)	(10,699,564)

Capital Transactions:
Net proceeds from shares sold:
Investor Class	18,009,679	16,625,634
Institutional Class	192,213,646	48,824,693
Advisor Class	13,770,165	27,492,955
Reinvestment of distributions:
Investor Class	2,067,197	1,554,936
Institutional Class	12,983,852	7,158,896
Advisor Class	1,333,233	1,070,683
Cost of shares redeemed:
Investor Class	(23,816,357)	(23,164,064)
Institutional Class	(57,588,989)	(42,946,511)
Advisor Class	(25,536,114)	(22,364,382)
Net increase (decrease) in net assets from capital transactions	133,436,312	14,252,840

Total increase (decrease) in net assets	240,997,889	(13,959,413)

Net Assets:
Beginning of period	483,941,774	497,901,187
End of period	$724,939,663	$483,941,774

Capital Share Transactions:
Shares sold:
Investor Class	506,711	506,018
Institutional Class	5,483,828	1,472,580
Advisor Class	388,226	834,047
Shares reinvested:
Investor Class	55,931	48,395
Institutional Class	351,771	223,151
Advisor Class	36,160	33,407
Shares redeemed:
Investor Class	(673,274)	(710,415)
Institutional Class	(1,632,497)	(1,311,351)
Advisor Class	(701,696)	(665,204)
Net increase (decrease) in capital share transactions	3,815,160	430,628

See accompanying Notes to Financial Statements.

6

FPA Queens Road Small Cap Value Fund

FINANCIAL HIGHLIGHTS

Investor Class

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended May 31,
	2024	2023[1]	2022[1]	2021[1]		2020[2]
Net asset value, beginning of period	$32.12	$34.03	$35.52	$23.22		$23.61

Income from Investment Operations:
Net investment income[3]	0.27	0.31	0.07	0.06		0.03
Net realized and unrealized gain (loss)	6.96	(1.54)	(0.95)	12.34		0.55
Total from investment operations	7.23	(1.23)	(0.88)	12.40		0.58

Less Distributions:
From net investment income	(0.44)	-	-	(0.09)		(0.01)
From net realized gain	(0.51)	(0.68)	(0.61)	(0.01)		(0.96)
Total distributions	(0.95)	(0.68)	(0.61)	(0.10)		(0.97)
Net asset value, end of period	$38.40	$32.12	$34.03	$35.52		$23.22

Total return[4]	22.62%	(3.63)%	(2.52)%	53.51%		1.89%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$82,801	$72,820	$82,461	$193,922		$127,037

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	0.98%	1.00%	1.00%	1.11%		1.18%
After fees waived and expenses absorbed	0.98%	1.00%	1.00%	1.09	%5	1.18%
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	0.77%	0.95%	0.21%	0.22%		0.10%
After fees waived and expenses absorbed	0.77%	0.95%	0.21%	0.20%		0.10%

Portfolio turnover rate	19%	13%	10%	15%		24%

[1]	Audits performed for the fiscal years indicated by the Fund's previous auditor, Ernst & Young LLP.
[2]	Audits performed for the fiscal years indicated by the Fund's previous auditor, Cohen & Company, Ltd.
[3]	Based on average shares outstanding for the period.
[4]	Return is based on net asset value per share, adjusted for reinvestment of distributions, and does not reflect deduction of the sales charge.
[5]	Effective November 1, 2020, the Advisor contractually agreed to limit the annual fund operating expenses to 1.04%. Prior to November 1, 2020, the Fund had a unitary fee structure that limited annual operating expenses to 1.18%.

See accompanying Notes to Financial Statements.

7

FPA Queens Road Small Cap Value Fund

FINANCIAL HIGHLIGHTS

Institutional Class

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended May 31,			For the Period Ended May 31,
	2024	2023[1]	2022[1]	2021[1,2]
Net asset value, beginning of period	$32.10	$33.99	$35.52	$28.16

Income from Investment Operations:
Net investment income (loss)[3]	0.34	0.37	0.13	0.02
Net realized and unrealized gain (loss)	6.95	(1.54)	(0.94)	7.44
Total from investment operations	7.29	(1.17)	(0.81)	7.46

Less Distributions:
From net investment income	(0.51)	(0.04)	(0.11)	(0.09)
From net realized gain	(0.51)	(0.68)	(0.61)	(0.01)
Total distributions	(1.02)	(0.72)	(0.72)	(0.10)
Redemption fee proceeds	-	-	-	-
Net asset value, end of period	$38.37	$32.10	$33.99	$35.52

Total return[4]	22.82%	(3.44)%	(2.34)%	26.59%[5]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$600,743	$367,607	$376,221	$301,941

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	0.79%	0.81%	0.83%	0.91%[6]
After fees waived and expenses absorbed	0.79%	0.81%	0.83%	0.89%[6]
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	0.97%	1.14%	0.38%	0.08%[6]
After fees waived and expenses absorbed	0.97%	1.14%	0.38%	0.10%[6]

Portfolio turnover rate	19%	13%	10%	15%[5]

[1]	Audits performed for the fiscal years indicated by the Fund's previous auditor, Ernst & Young LLP.
[2]	The Institutional Class commenced operations on December 1, 2020. The data shown reflects operations for the period December 1, 2020 to May 31, 2021.
[3]	Based on average shares outstanding for the period.
[4]	Return is based on net asset value per share, adjusted for reinvestment of distributions, and does not reflect deduction of the sales charge.
[5]	Not annualized.
[6]	Annualized.

See accompanying Notes to Financial Statements.

8

FPA Queens Road Small Cap Value Fund

FINANCIAL HIGHLIGHTS

Advisor Class

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended May 31,			For the Period Ended May 31,
	2024	2023[1]	2022[1]	2021[1,2]
Net asset value, beginning of period	$32.05	$33.94	$35.52	$28.16

Income from Investment Operations:
Net investment income (loss) [3]	0.30	0.34	0.10	0.02
Net realized and unrealized gain (loss)	6.94	(1.54)	(0.95)	7.44
Total from investment operations	7.24	(1.20)	(0.85)	7.46
Less Distributions:
From net investment income	(0.47)	(0.01)	(0.12)	(0.09)
From net realized gain	(0.51)	(0.68)	(0.61)	(0.01)
Total distributions	(0.98)	(0.69)	(0.73)	(0.10)
Net asset value, end of period	$38.31	$32.05	$33.94	$35.52

Total return[4]	22.69%	(3.56)%	(2.46)%	26.58%[5]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$41,396	$43,514	$39,219	$724

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	0.90%	0.93%	0.93%	0.90%[6]
After fees waived and expenses absorbed	0.90%	0.93%	0.93%	0.90%[6]
Ratio of net investment income to average net assets:
Before fees waived and expenses absorbed	0.85%	1.04%	0.28%	0.10%[6]
After fees waived and expenses absorbed	0.85%	1.04%	0.28%	0.10%[6]

Portfolio turnover rate	19%	13%	10%	15%[5]

[1]	Audits performed for the fiscal years indicated by the Fund's previous auditor, Ernst & Young LLP.
[2]	The Advisor Class commenced operations on December 1, 2020. The data shown reflects operations for the period December 1, 2020 to May 31, 2021.
[3]	Based on average shares outstanding for the period.
[4]	Return is based on net asset value per share, adjusted for reinvestment of distributions, and does not reflect deduction of the sales charge.
[5]	Not annualized.
[6]	Annualized.

See accompanying Notes to Financial Statements.

9

FPA Queens Road Small Cap Value Fund

NOTES TO FINANCIAL STATEMENTS

May 31, 2024

Note 1 – Organization

FPA Queens Road Small Cap Value Fund (the “Fund”) is a diversified series of Investment Managers Series Trust III, (formerly, FPA Funds Trust), (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to seek long-term capital growth. First Pacific Advisors, LP (the “Adviser”) has served as the Fund’s investment adviser since November 1, 2020.

On July 28, 2023, the Fund acquired the assets and assumed the liabilities of FPA Queens Road Small Cap Value Fund, a series of Bragg Capital Trust, (the “Predecessor Fund”) in a tax-free reorganization pursuant to the Agreement and Plan of Reorganization (the “Plan of Reorganization”). The Plan of Reorganization was approved by the Trust’s Board and by the Predecessor Fund’s Board on May 8, 2023. The tax-free reorganization was accomplished on July 28, 2023. As a result of the reorganization, the Fund assumed the performance and accounting history of the Predecessor Fund. Financial information included for the dates prior to the reorganization is that of the Predecessor Fund.

The reorganization was accomplished by the following tax-free exchange in which each shareholder of the Fund received the same aggregate share net asset value as noted below:

Shares Issued		Net Assets
Investor Class	2,273,407	$80,361,287
Institutional Class	11,451,635	$404,622,337
Advisor Class	1,384,548	$48,836,652

The net unrealized appreciation of investments transferred was $138,240,430 as of the date of the acquisition.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services— Investment Companies”.

Note 2 – Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments

The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if the last-quoted sales price is not readily available, the securities will be valued at the last bid or the mean between the last available bid and ask price. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Debt securities are valued by utilizing a price supplied by independent pricing service providers. The independent pricing service providers may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. If a price is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale). The Board of Trustees has designated the Advisor as the Fund’s valuation designee (the “Valuation Designee”) to make all fair value determinations with respect to the Fund’s portfolio investments, subject to the Board’s oversight. As the Valuation Designee, the Advisor has adopted and implemented policies and procedures to be followed when the Fund must utilize fair value pricing.

10

FPA Queens Road Small Cap Value Fund

NOTES TO FINANCIAL STATEMENTS - Continued

May 31, 2024

(b) Investment Transactions, Investment Income and Expenses

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Fund records a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Discounts on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Premiums for callable debt securities are amortized to the earliest call date, if the call price was less than the purchase price. If the call price was not at par and the security was not called, the security is amortized to the next call price and date. Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each fund or an alternative allocation method can be more appropriately made.

(c) Federal Income Taxes

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized gains to their shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

The Income Tax Statement requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of May 31, 2024, and during the prior three open tax years, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examinations in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(d) Distributions to Shareholders

The Fund will make distributions of net investment income annually and net capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

11

FPA Queens Road Small Cap Value Fund

NOTES TO FINANCIAL STATEMENTS - Continued

May 31, 2024

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

(e) Illiquid Securities

Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a Liquidity Risk Management Program (“LRMP”) that requires, among other things, that the Fund limits its illiquid investments that are assets to no more than 15% of net assets. An illiquid investment is any security which may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If the Adviser, at any time determines that the value of illiquid securities held by the Fund exceeds 15% of its net asset value, the Adviser will take such steps as it considers appropriate to reduce them as soon as reasonably practicable in accordance with the Fund’s written LRMP.

(f) Use of Estimates

The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Note 3 – Investment Advisory and Other Agreements

The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement (the “Agreement”) with the Adviser. Under the terms of the Agreement, the Fund pays a monthly investment advisory fee to the Adviser at the annual rate of 0.75% of the Fund’s average daily net assets up to $50 million and 0.65% of the Fund’s average daily net assets in excess of $50 million. The Adviser engages Bragg Financial Advisors, Inc. (the “Sub-Adviser”) to manage the Fund and pays the Sub-Adviser from its advisory fees.

The Adviser has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any interests, taxes, brokerage fees and commissions payable by the Fund in connection with the purchase or sale of portfolio securities, fees and expenses of other funds in which the Fund invests, and extraordinary expenses, including litigation expenses not incurred in the Fund's ordinary course of business) do not exceed 1.04%, 0.89% and 0.99% for Investor Class, Institutional Class, and Advisor Class shares, respectively. These fee waivers and expense reimbursements are subject to possible recoupment by the Advisor from the Fund in future years (within three years from the date when the amount is waived or reimbursed) if such recoupment can be achieved within the lesser of the foregoing expense limits or the then-current expense limit. This agreement is in effect until July 27, 2024, and it may be terminated before that date only by the Trust’s Board of Trustees. For the year ended May 31, 2024, the Adviser did not waive or reimburse expenses of the Fund. As of May 31, 2024, there are no expenses subject to recapture.

UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Fund’s other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Fund’s custodian. The Fund’s allocated fees incurred for fund accounting, fund administration, transfer agency and custody services for the period from July 29, 2023 through May 31, 2024, were $248,468. The inclusion of such fees are reported on the Statement of Operations.

Prior to July 29, 2023, State Street Bank and Trust Company served as the Predecessor Fund’s fund accountant, administrator and custodian. The Predecessor Fund’s allocated fees incurred for fund accounting, fund administration and custody services for the period from June 1, 2023 to July 28, 2023, was $11,290. The inclusion of such fees are reported on the Statement of Operations.

12

FPA Queens Road Small Cap Value Fund

NOTES TO FINANCIAL STATEMENTS - Continued

May 31, 2024

UMB Distribution Services, LLC (“UMB Distribution Services”), a wholly owned subsidiary of UMBFS, serves as the Fund’s distributor. The Adviser paid the fees for the Fund’s distribution-related services.

Certain trustees and officers of the Trust are employees of UMBFS, MFAC or Adviser. The Fund does not compensate trustees and officers affiliated with the Fund’s Adviser or co-administrators. For the period from July 29, 2023 through May 31, 2024, the Fund’s allocated fees incurred to Trustees of the Trust who are not “interested persons” of the Trust, as that term is defined in the 1940 Act (collectively, the “Independent Trustees”) were $26,842. The inclusion of such fees are reported on the Statement of Operations.

Prior to July 29, 2023, the Predecessor Fund’s allocated fees incurred for Independent Trustees services for the period from June 1, 2023 to July 28, 2023, was $16,084. The inclusion of such fees are reported on the Statement of Operations.

On December 26, 2023, the Fund's Board of Trustees approved to adopt a Deferred Compensation Plan (the “Plan”) for the Independent Trustees that enables Trustees to elect to receive payment in cash or the option to defer some or all of their fees. If a trustee elects to defer payment, the Plan provides for the creation of a deferred payment account. A Trustee’s deferred fees are deemed to be invested in designated mutual funds available under the Plan. The Fund's liability for these amounts is adjusted for market value changes in the invested fund and remains a liability to the Fund until distributed in accordance with the Plan. The Trustees Deferred compensation liability under the Plan constitutes a general unsecured obligation of the Fund and is disclosed in the Statement of Assets and Liabilities. Contributions made under the plan and the change in unrealized appreciation/depreciation and income are included in the Trustees' fees and expenses in the Statement of Operations.

Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Trust. The Fund’s allocated fees incurred for CCO services for the period from July 29, 2023 through May 31, 2024, were $8,952. The inclusion of such fees are reported on the Statement of Operations.

Prior to July 29, 2023, Ms. Karen Richards served as the Predecessor Fund’s CCO. The Predecessor Fund’s allocated fees incurred for CCO services for the period from June 1, 2023 to July 28, 2023, was $3,306. The inclusion of such fees are reported on the Statement of Operations.

Note 4 – ReFlow Liquidity Program

The Fund may participate in the ReFlow liquidity program, which is designed to provide an alternative liquidity source for mutual funds experiencing net redemptions of their shares. Pursuant to the program, ReFlow Fund, LLC (“ReFlow”) provides participating mutual funds with a source of cash to meet net shareholder redemptions by standing ready each business day to purchase fund shares up to the value of the net shares redeemed by other shareholders that are to settle the next business day. Following purchases of fund shares, ReFlow then generally redeems those shares when the fund experiences net sales, at the end of a maximum holding period determined by ReFlow (currently 8 days) or at other times at ReFlow’s discretion. While ReFlow holds fund shares, it will have the same rights and privileges with respect to those shares as any other shareholder.

For use of the ReFlow service, a fund pays a fee to ReFlow each time it purchases fund shares, calculated by applying to the purchase amount a fee rate determined through an automated daily auction among participating mutual funds. The current minimum fee rate is 0.14% of the value of the fund shares purchased by ReFlow, although the fund may submit a bid at a higher fee rate if it determines that doing so is in the best interest of fund shareholders. This fee is allocated among a fund’s share classes based on relative net assets. ReFlow’s purchases of fund shares through the liquidity program are made on an investment-blind basis without regard to the fund’s objective, policies, or anticipated performance. In accordance with federal securities laws, ReFlow is prohibited from acquiring more than 3% of the outstanding voting securities of a fund. ReFlow will purchase shares of the Fund at net asset value and will not be subject to any investment minimum applicable to such shares. ReFlow will periodically redeem its entire share position in the Fund and request that such redemption be met in kind in accordance with the Fund’s redemption in-kind policies described under “Other Shareholder Services” below. The Fund’s Board of Trustees has approved the Fund’s use of the ReFlow program.  During the year ended May 31, 2024, the Fund did not participate in the ReFlow liquidity program.

13

FPA Queens Road Small Cap Value Fund

NOTES TO FINANCIAL STATEMENTS - Continued

May 31, 2024

Note 5 – Federal Income Taxes

At May 31, 2024, gross unrealized appreciation/(depreciation) of investments, based on cost for federal income tax purposes were as follows:

Cost of investments	$551,498,130

Gross unrealized appreciation	$204,748,075
Gross unrealized depreciation	(31,425,380)

Net unrealized appreciation/(depreciation)	$173,322,695

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

As of May 31, 2024, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$2,127,207
Undistributed long-term capital gains	29,082,545
Tax accumulated earnings	31,209,752

Accumulated capital and other losses	-
Unrealized appreciation/(depreciation) on investments	173,322,695
Unrealized deferred compensation	(1,829)
Total accumulated earnings/(deficit)	$204,530,618

The tax character of distributions paid during the fiscal years ended May 31, 2024 and May 31, 2023, were as follows:

	2024	2023
Distributions paid from:
Ordinary income	$9,621,391	$500,019
Net long-term capital gains	8,952,148	10,199,545
Total distributions paid	$18,573,539	$10,699,564

During the tax year ended May 31, 2024, the Fund utilized $0 of short-term and $0 of long-term non-expiring capital loss carryforwards, respectively.

U.S. GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended May 31, 2024, permanent difference in book and tax accounting have been reclassified to paid-in capital and total distributable earnings/(losses) as follows:

14

FPA Queens Road Small Cap Value Fund

NOTES TO FINANCIAL STATEMENTS - Continued

May 31, 2024

Increase (Decrease)
Paid-In Capital	Total Distributable Earnings (Loss)
$1,715,292	$(1,715,292)

Note 6 – Investment Transactions

For the year ended May 31, 2024, purchases and sales of investments, excluding short-term investments, were $201,884,660 and $105,790,373, respectively.

Note 7 – Shareholder Servicing Plan

On April 16, 2024, the Board of Trustees (the “Board”) approved a Shareholder Service Plan. Pursuant to the Shareholder Service Plan adopted by the Board, on behalf of the Fund, the Fund may pay a fee at an annual rate of up to 0.25%, 0.10%, and 0.15% of its average daily net assets attributable to Investor Class, Institutional Class, and Advisor Class shares of the Fund, respectively. The adoption of the Shareholder Service Plan does not constitute a change to the current fees being paid by Fund shareholders. The Fund does not pay these service fees on shares purchased directly. In addition, the Adviser may, at its own expense, pay financial representatives and/or shareholder servicing agents for these services. The inclusion of such fees are reported on the Statement of Operations.

Note 8 – Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 9 – Fair Value Measurements and Disclosure

Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•	Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

15

FPA Queens Road Small Cap Value Fund

NOTES TO FINANCIAL STATEMENTS - Continued

May 31, 2024

•	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of May 31, 2024, in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total
Common Stocks*	$649,818,894	$-	$-	$649,818,894
Preferred Stocks*	162,105	-	-	162,105
Short-Term Investments	74,839,736	-	-	74,839,736
Total	$724,820,825	$-	$-	$724,820,825

*	All sub-categories within Common Stocks and Preferred Stocks represent Level 1 investments. See Schedule of Investments for industry categories.

Transfers of investments between different levels of the fair value hierarchy are recorded at fair value as of the end of the reporting period. There were no transfers into or out of Level 3 during the year ended May 31, 2024.

The Fund did not hold any Level 2 or Level 3 securities at period end.

The Fund did not hold derivatives as of May 31, 2024.

Note 10 – Market Disruption and Geopolitical Risks

Certain local, regional or global events such as war, acts of terrorism, the spread of infectious illnesses and/or other public health issues, financial institution instability or other events may have a significant impact on a security or instrument. These types of events and other like them are collectively referred to as “Market Disruptions and Geopolitical Risks” and they may have adverse impacts on the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. Some of the impacts noted in recent times include but are not limited to embargos, political actions, supply chain disruptions, bank failures, restrictions to investment and/or monetary movement including the forced selling of securities or the inability to participate impacted markets. The duration of these events could adversely affect the Fund’s performance, the performance of the securities in which the Fund invests and may lead to losses on your investment. The ultimate impact of “Market Disruptions and Geopolitical Risks” on the financial performance of the Fund’s investments is not reasonably estimable at this time. Management is actively monitoring these events.

16

FPA Queens Road Small Cap Value Fund

NOTES TO FINANCIAL STATEMENTS - Continued

May 31, 2024

Note 11 – New Accounting Pronouncements

Effective January 24, 2023, the Securities and Exchange Commission (the “SEC”) adopted rule and form amendments to require mutual funds and exchange-traded funds (“ETFs”) to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information deemed important for retail investors to assess and monitor their fund investments. Certain information, including financial statements, will no longer appear in the funds’ streamlined shareholder reports but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. The Funds have adopted procedures in accordance with the SEC’s rules and form amendments.

Note 12 – Events Subsequent to the Fiscal Period End

The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements.

There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

17

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees

and the Shareholders of the FPA Queens Road Small Cap Value Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the FPA Queens Road Small Cap Value Fund (the “Fund”), a series of Investment Managers Series Trust III, including the schedule of investments, as of May 31, 2024, the related statement of operations, the statement of changes in net assets, and financial highlights for the year then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2024, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

The statement of changes in net assets for the year ended May 31, 2023, and the financial highlights for each of the three years in the period ended May 31, 2023, were audited by other auditors, whose report dated July 26, 2023 expressed unqualified opinions on those financial highlights. The financial highlights for the year ended May 31, 2020, were audited by other auditors, whose report dated July 30, 2020 expressed unqualified opinions on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of the Fund since 2023.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2024 by correspondence with the custodian. We believe that our audit provides a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

July 29, 2024

18

FPA Queens Road Small Cap Value Fund

SUPPLEMENTAL INFORMATION (Unaudited)

Corporate Dividends Received Deduction

For the year ended May 31, 2024, the FPA Queens Road Small Cap Value Fund had 100% of dividends paid from net investment income qualified for the 70% dividends received deduction available to corporate shareholders.

Qualified Dividend Income

For the year ended May 31, 2024, the FPA Queens Road Small Cap Value Fund had 100% of dividends paid from net investment income, designated as qualified dividend income.

Long-Term Capital Gains Designation

Pursuant to IRC 852 (b)(3) of the Internal Revenue Code the FPA Queens Road Small Cap Value Fund hereby designates $8,952,148 as long-term capital gains distributed during the year ended May 31, 2024.

19

FPA Queens Road Value Fund

ANNUAL FINANCIALS AND OTHER INFORMATION

MAY 31, 2024

FPA Queens Road Value Fund

A series of Investment Managers Series Trust III

Table of Contents

Please note the Financials and Other Information only contains Items 7-11 required in Form N-CSR. All other required items will be filed with the SEC.

Item 7. Financial Statements and Financial Highlights
Schedule of Investments	1
Statement of Assets and Liabilities	3
Statement of Operations	4
Statements of Changes in Net Assets	5
Financial Highlights	6
Notes to Financial Statements	7
Report of Independent Registered Public Accounting Firm	15
Supplemental Information	16

This report and the financial statements contained herein are provided for the general information of the shareholders of the FPA Queens Road Value Fund (the “Fund”). This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective shareholder report and prospectus.

www.fpa.com

FPA Queens Road Value Fund

SCHEDULE OF INVESTMENTS

As of May 31, 2024

Number of Shares		Value
	COMMON STOCKS — 93.5%
	AEROSPACE & DEFENSE — 6.6%
8,000	General Dynamics Corp.	$2,398,160
6,600	RTX Corp.	711,546
		3,109,706
	ASSET MANAGEMENT — 7.5%
6,000	Ameriprise Financial, Inc.	2,619,660
7,900	T. Rowe Price Group, Inc.	930,857
		3,550,517
	BANKING — 3.8%
9,000	JPMorgan Chase & Co.	1,823,670
	BIOTECH & PHARMA — 8.2%
13,820	Merck & Co., Inc.	1,734,963
76,000	Pfizer, Inc.	2,178,160
		3,913,123
	DIVERSIFIED INDUSTRIALS — 7.8%
3,600	3M Co.	360,504
10,000	Eaton Corp. PLC	3,328,500
		3,689,004
	ELECTRICAL EQUIPMENT — 7.9%
3,400	Allegion PLC	414,188
10,200	Trane Technologies PLC	3,340,092
		3,754,280
	ENTERTAINMENT CONTENT — 1.1%
5,151	Walt Disney Co.	535,240
	FOOD — 5.5%
10,000	Hershey Co.	1,978,300
9,000	Mondelez International, Inc. - Class A	616,770
		2,595,070
	HEALTH CARE FACILITIES & SVCS — 9.6%
30,000	Centene Corp.*	2,147,700
4,500	Elevance Health, Inc.	2,423,160
		4,570,860
	INSTITUTIONAL FINANCIAL SVCS — 1.8%
14,500	Bank of New York Mellon Corp.	864,345
	INSURANCE — 6.5%
3	Berkshire Hathaway, Inc. - Class A*	1,882,200
10,000	Prudential Financial, Inc.	1,203,500
		3,085,700
	LEISURE FACILITIES & SERVICES — 2.3%
4,225	McDonald's Corp.	1,093,810
1

FPA Queens Road Value Fund

SCHEDULE OF INVESTMENTS - Continued

As of May 31, 2024

Number of Shares		Value
	COMMON STOCKS (Continued)
	MACHINERY — 1.8%
9,000	Ingersoll Rand, Inc.	$837,450
	MEDICAL EQUIPMENT & DEVICES — 3.5%
6,300	Danaher Corp.	1,617,840
900	Solventum Corp.*	53,406
		1,671,246
	SEMICONDUCTORS — 1.7%
26,000	Intel Corp.	802,100
	SOFTWARE — 5.0%
20,395	Oracle Corp.	2,390,090
	SPECIALTY FINANCE — 5.6%
11,000	American Express Co.	2,640,000
	TECHNOLOGY HARDWARE — 2.0%
20,700	Cisco Systems, Inc.	962,550
	TECHNOLOGY SERVICES — 3.8%
12,000	Fiserv, Inc.*	1,797,120
	TRANSPORTATION & LOGISTICS — 1.5%
3,000	Union Pacific Corp.	698,460
	TOTAL COMMON STOCKS
	(Cost $16,111,348)	44,384,341
	SHORT-TERM INVESTMENTS — 6.3%
	MONEY MARKET INVESTMENTS — 6.3%
2,987,266	Morgan Stanley Institutional Liquidity Treasury Portfolio - Institutional Class, 5.08%(a)	2,987,266
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $2,987,266)	2,987,266
	TOTAL INVESTMENTS — 99.8%
	(Cost $19,098,614)	47,371,607
	Other Assets in Excess of Liabilities — 0.2%	95,986
	TOTAL NET ASSETS — 100.0%	$47,467,593

PLC – Public Limited Company

*	Non-income producing security.
(a)	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

2

FPA Queens Road Value Fund

STATEMENT OF ASSETS AND LIABILITIES

As of May 31, 2024

Assets:
Investments, at value (cost $19,098,614)	$47,371,607
Receivables:
Fund shares sold	100,000
Dividends and interest	99,877
Prepaid expenses	9,698
Total assets	47,581,182

Liabilities:
Payables:
Advisory fees	6,067
Shareholder servicing fees	18,231
Fund services fees	11,913
Legal fees	24,058
Registration fees	23,725
Shareholder reporting fees	15,871
Auditing fees	10,521
Trustees' deferred compensation (Note 3)	1,034
Trustees' fees and expenses	1,027
Chief Compliance Officer fees	917
Accrued other expenses	225
Total liabilities	113,589
Net Assets	$47,467,593

Components of Net Assets:
Capital Stock (no par value with an unlimited number of shares authorized)	$17,734,375
Total distributable earnings (accumulated deficit)	29,733,218
Net Assets	$47,467,593
Number of shares issued and outstanding	1,545,574
Net asset value per share	$30.71

See accompanying Notes to Financial Statements.

3

FPA Queens Road Value Fund

STATEMENT OF OPERATIONS

For the Year Ended May 31, 2024

Investment income:
Dividends	$692,809
Interest	72,320
Total investment income	765,129

Expenses:
Advisory fees	349,533
Shareholder servicing fees	29,648
Fund services fees	63,214
Registration fees	47,568
Shareholder reporting fees	26,960
Trustees' fees and expenses	26,947
Auditing fees	21,119
Chief Compliance Officer fees	8,811
Legal fees	7,908
Insurance fees	7,306
Miscellaneous	4,187
Total expenses	593,201
Advisory fees waived	(349,533)
Other expenses absorbed	(4,513)
Net expenses	239,155
Net investment income (loss)	525,974

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	1,892,159
Total realized gain (loss)	1,892,159
Net change in unrealized appreciation (depreciation) on:
Investments	7,777,270
Net change in unrealized appreciation (depreciation)	7,777,270
Net realized and unrealized gain (loss)	9,669,429

Net Increase (Decrease) in Net Assets from Operations	$10,195,403

See accompanying Notes to Financial Statements.

4

FPA Queens Road Value Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended May 31, 2024	For the Year Ended May 31, 2023
Increase (Decrease) in Net Assets from:
Operations:
Net investment income (loss)	$525,974	$487,795
Total realized gain (loss) on investments	1,892,159	110,157
Net change in unrealized appreciation (depreciation) on investments	7,777,270	(372,912)
Net increase (decrease) in net assets resulting from operations	10,195,403	225,040

Distributions to Shareholders:
Distributions	(1,035,489)	(898,023)
Total distributions to shareholders	(1,035,489)	(898,023)

Capital Transactions:
Net proceeds from shares sold	10,385,173	1,004,574
Reinvestment of distributions	1,031,594	888,790
Cost of shares redeemed	(4,838,357)	(3,826,471)
Net increase (decrease) in net assets from capital transactions	6,578,410	(1,933,107)

Total increase (decrease) in net assets	15,738,324	(2,606,090)

Net Assets:
Beginning of period	31,729,269	34,335,359
End of period	$47,467,593	$31,729,269

Capital Share Transactions:
Shares sold	351,663	42,795
Shares reinvested	38,363	37,328
Shares redeemed	(173,992)	(159,297)
Net increase (decrease) in capital share transactions	216,034	(79,174)

See accompanying Notes to Financial Statements.

5

FPA Queens Road Value Fund

FINANCIAL HIGHLIGHTS

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended May 31,
	2024	2023[1]	2022[1]	2021[1]		2020[2]
Net asset value, beginning of period	$23.86	$24.37	$29.21	$22.45		$22.67

Income from Investment Operations:
Net investment income[3]	0.39	0.36	0.32	0.39		0.43
Net realized and unrealized gain (loss)	7.26	(0.20)	(0.63)	7.99		0.20
Total from investment operations	7.65	0.16	(0.31)	8.38		0.63

Less Distributions:
From net investment income	(0.35)	(0.36)	(0.37)	(0.48)		(0.37)
From net realized gains	(0.45)	(0.31)	(4.16)	(1.14)		(0.48)
Total distributions	(0.80)	(0.67)	(4.53)	(1.62)		(0.85)
Net asset value, end of period	$30.71	$23.86	$24.37	$29.21		$22.45

Total return[4]	32.53%	0.65%	(2.19)%	38.62%		2.41%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$47,468	$31,729	$34,335	$41,935		$34,580

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	1.61%	2.10%	1.95%	1.43%		0.95%
After fees waived and expenses absorbed	0.65%	0.65%	0.65%	0.77	%5	0.95%
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	0.47%	0.04%	(0.18)%	0.89%		1.84%
After fees waived and expenses absorbed	1.43%	1.49%	1.12%	1.55%		1.84%

Portfolio turnover rate	9%	0%	4%	0%		1%

[1]	Audits performed for the fiscal years indicated by the Fund’s previous auditor, Ernst & Young LLP.
[2]	Audits performed for the fiscal years indicated by the Fund’s previous auditor, Cohen & Company, Ltd.
[3]	Based on average shares outstanding for the period.
[4]	Total returns would have been higher/lower had expenses not been recovered/waived and absorbed by the Adviser. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[5]	Effective November 1, 2020, the Advisor contractually agreed to limit the annual fund operating expenses to 0.65%. Prior to November 1, 2020, the Fund had a unitary fee structure that limited annual operating expenses to 0.95%.

See accompanying Notes to Financial Statements.

6

FPA Queens Road Value Fund

NOTES TO FINANCIAL STATEMENTS

May 31, 2024

Note 1 – Organization

FPA Queens Road Value Fund (the “Fund”) is a diversified series of Investment Managers Series Trust III, (formerly FPA Funds Trust), (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to seek long-term capital growth. First Pacific Advisors, LP (the “Adviser”) has served as the Fund’s investment adviser since November 1, 2020.

On July 28, 2023, the Fund acquired the assets and assumed the liabilities of FPA Queens Road Value Fund, a series of Bragg Capital Trust, (the “Predecessor Fund”) in a tax-free reorganization pursuant to the Agreement and Plan of Reorganization (the “Plan of Reorganization”). The Plan of Reorganization was approved by the Trust’s Board and by the Predecessor Fund’s Board on May 8, 2023. The tax-free reorganization was accomplished on July 28, 2023. As a result of the reorganization, the Fund assumed the performance and accounting history of the Predecessor Fund. Financial information included for the dates prior to the reorganization is that of the Predecessor Fund.

The reorganization was accomplished by the following tax-free exchange in which each shareholder of the Fund received the same aggregate share net asset value as noted below:

Shares Issued	Net Assets
1,309,954	$34,362,082

The net unrealized appreciation of investments transferred was $22,847,187 as of the date of the acquisition.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services— Investment Companies”.

Note 2 – Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments

The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if the last-quoted sales price is not readily available, the securities will be valued at the last bid or the mean between the last available bid and ask price. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Debt securities are valued by utilizing a price supplied by independent pricing service providers. The independent pricing service providers may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. If a price is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale). The Board of Trustees has designated the Advisor as the Fund’s valuation designee (the “Valuation Designee”) to make all fair value determinations with respect to the Fund’s portfolio investments, subject to the Board’s oversight. As the Valuation Designee, the Advisor has adopted and implemented policies and procedures to be followed when the Fund must utilize fair value pricing.

7

FPA Queens Road Value Fund

NOTES TO FINANCIAL STATEMENTS - Continued

May 31, 2024

(b) Investment Transactions, Investment Income and Expenses

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Fund records a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Discounts on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Premiums for callable debt securities are amortized to the earliest call date, if the call price was less than the purchase price. If the call price was not at par and the security was not called, the security is amortized to the next call price and date. Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each fund or an alternative allocation method can be more appropriately made.

(c) Federal Income Taxes

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized gains to their shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

The Income Tax Statement requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of May 31, 2024, and during the prior three open tax years, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examinations in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(d) Distributions to Shareholders

The Fund will make distributions of net investment income and net capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

8

FPA Queens Road Value Fund

NOTES TO FINANCIAL STATEMENTS - Continued

May 31, 2024

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

(e) Illiquid Securities

Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a Liquidity Risk Management Program (“LRMP”) that requires, among other things, that the Fund limits its illiquid investments that are assets to no more than 15% of net assets. An illiquid investment is any security which may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If the Adviser, at any time determines that the value of illiquid securities held by the Fund exceeds 15% of its net asset value, the Adviser will take such steps as it considers appropriate to reduce them as soon as reasonably practicable in accordance with the Fund’s written LRMP.

(f) Use of Estimates

The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Note 3 – Investment Advisory and Other Agreements

The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement (the “Agreement”) with the Adviser. Under the terms of the Agreement, the Fund pays a monthly investment advisory fee to the Adviser at the annual rate of 0.95% of the Fund’s average daily net assets. The Adviser engages Bragg Financial Advisors, Inc. (the “Sub-Adviser”) to manage the Fund and pays the Sub-Adviser from its advisory fees.

The Adviser has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any interest, taxes, brokerage fees and commissions payable by the Fund in connection with the purchase or sale of portfolio securities, fees and expenses of other funds in which the Fund invests, and extraordinary expenses, including litigation expenses not incurred in the Fund’s ordinary course of business) do not exceed 0.65% of the average daily net assets. This agreement is in effect until July 27, 2024, and it may be terminated before that date only by the Trust’s Board of Trustees. For the year ended May 31, 2024, the Adviser waived advisory fees and reimbursed expenses totaling $354,046.

These expense reimbursements are subject to possible recoupment by the Adviser from the Fund in future years (within the three years from the date when the amount is waived or reimbursed) if such recoupment can be achieved within the lesser of the foregoing expense limits or the then-current expense limits. Similarly, the Adviser is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made by the Adviser to the Predecessor Fund prior to the Predecessor Fund's reorganization on July 28, 2023 for a period ending three years after the date of the waiver or payment. The potential recoverable amount is noted as “Commitments and contingencies” as reported on the Statement of Assets and Liabilities. As of May 31, 2024, the Adviser may seek recoupment for previously waived or reimbursed expenses, subject to the limitations noted above, no later than the dates as outlined below:

May 31, 2025	$511,891
May 31, 2026	474,577
May 31, 2027	354,046
Total	$1,340,514

9

FPA Queens Road Value Fund

NOTES TO FINANCIAL STATEMENTS - Continued

May 31, 2024

UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Fund’s other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Fund’s custodian. The Fund’s allocated fees incurred for fund accounting, fund administration, transfer agency and custody services for the period from July 29, 2023 through May 31, 2024, were $58,887. The inclusion of such fees are reported on the Statement of Operations.

Prior to July 29, 2023, State Street Bank and Trust Company served as the Predecessor Fund’s fund accountant, administrator and custodian. The Predecessor Fund’s allocated fees incurred for fund accounting, fund administration and custody services for the period from June 1, 2023 to July 28, 2023, was $4,327. The inclusion of such fees are reported on the Statement of Operations.

UMB Distribution Services, LLC (“UMB Distribution Services”), a wholly owned subsidiary of UMBFS, serves as the Fund’s distributor. The Adviser paid the fees for the Fund’s distribution-related services.

Certain trustees and officers of the Trust are employees of UMBFS, MFAC or Adviser. The Fund does not compensate trustees and officers affiliated with the Fund’s Adviser or co-administrators. For the period from July 29, 2023 through May 31, 2024, the Fund’s allocated fees incurred to Trustees of the Trust who are not “interested persons” of the Trust, as that term is defined in the 1940 Act (collectively, the “Independent Trustees”) were $15,894. The inclusion of such fees are reported on the Statement of Operations.

Prior to July 29, 2023, the Predecessor Fund’s allocated fees incurred for Independent Trustees services for the period from June 1, 2023 to July 28, 2023, was $11,053. The inclusion of such fees are reported on the Statement of Operations.

On December 26, 2023, the Fund's Board of Trustees approved to adopt a Deferred Compensation Plan (the “Plan”) for the Independent Trustees that enables Trustees to elect to receive payment in cash or the option to defer some or all of their fees. If a trustee elects to defer payment, the Plan provides for the creation of a deferred payment account. A Trustee’s deferred fees are deemed to be invested in designated mutual funds available under the Plan. The Fund's liability for these amounts is adjusted for market value changes in the invested fund and remains a liability to the Fund until distributed in accordance with the Plan. The Trustees Deferred compensation liability under the Plan constitutes a general unsecured obligation of the Fund and is disclosed in the Statement of Assets and Liabilities. Contributions made under the plan and the change in unrealized appreciation/depreciation and income are included in the Trustees' fees and expenses in the Statement of Operations.

Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Trust. The Fund’s allocated fees incurred for CCO services for the period from July 29, 2023 through May 31, 2024, were $6,338. The inclusion of such fees are reported on the Statement of Operations.

Prior to July 29, 2023, Ms. Karen Richards served as the Predecessor Fund’s CCO services to the Trust. The Predecessor Fund’s allocated fees incurred for CCO services for the period from June 1, 2023 to July 28, 2023, was $2,473. The inclusion of such fees are reported on the Statement of Operations.

Note 4 – ReFlow Liquidity Program

The Fund may participate in the ReFlow liquidity program, which is designed to provide an alternative liquidity source for mutual funds experiencing net redemptions of their shares. Pursuant to the program, ReFlow Fund, LLC (“ReFlow”) provides participating mutual funds with a source of cash to meet net shareholder redemptions by standing ready each business day to purchase fund shares up to the value of the net shares redeemed by other shareholders that are to settle the next business day. Following purchases of fund shares, ReFlow then generally redeems those shares when the fund experiences net sales, at the end of a maximum holding period determined by ReFlow (currently 8 days) or at other times at ReFlow’s discretion. While ReFlow holds fund shares, it will have the same rights and privileges with respect to those shares as any other shareholder.

10

FPA Queens Road Value Fund

NOTES TO FINANCIAL STATEMENTS - Continued

May 31, 2024

For use of the ReFlow service, a fund pays a fee to ReFlow each time it purchases fund shares, calculated by applying to the purchase amount a fee rate determined through an automated daily auction among participating mutual funds. The current minimum fee rate is 0.14% of the value of the fund shares purchased by ReFlow, although the fund may submit a bid at a higher fee rate if it determines that doing so is in the best interest of fund shareholders. This fee is allocated among a fund’s share classes based on relative net assets. ReFlow’s purchases of fund shares through the liquidity program are made on an investment-blind basis without regard to the fund’s objective, policies, or anticipated performance. In accordance with federal securities laws, ReFlow is prohibited from acquiring more than 3% of the outstanding voting securities of a fund. ReFlow will purchase shares of the Fund at net asset value and will not be subject to any investment minimum applicable to such shares. ReFlow will periodically redeem its entire share position in the Fund and request that such redemption be met in kind in accordance with the Fund’s redemption in-kind policies described under “Other Shareholder Services” below. The Fund’s Board of Trustees has approved the Fund’s use of the ReFlow program.  During the year ended May 31, 2024, the Fund did not participate in the ReFlow liquidity program.

Note 5 – Federal Income Taxes

At May 31, 2024, gross unrealized appreciation/(depreciation) of investments, based on cost for federal income tax purposes were as follows:

Cost of investments	$19,106,848

Gross unrealized appreciation	$28,397,357
Gross unrealized depreciation	(132,598)

Net unrealized appreciation/(depreciation)	$28,264,759

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

As of May 31, 2024, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$269,462
Undistributed long-term capital gains	1,200,031
Tax accumulated earnings	1,469,493

Accumulated capital and other losses	-
Unrealized appreciation/(depreciation) on investments	28,264,759
Unrealized deferred compensation	(1,034)
Total accumulated earnings/(deficit)	$29,733,218

The tax character of distributions paid during the fiscal years ended May 31, 2024 and May 31, 2023, were as follows:

11

FPA Queens Road Value Fund

NOTES TO FINANCIAL STATEMENTS - Continued

May 31, 2024

	2024	2023
Distributions paid from:
Ordinary income	$458,814	$480,665
Net long-term capital gains	576,675	417,358
Total distributions paid	$1,035,489	$898,023

During the tax year ended May 31, 2024, the Fund utilized $0 of short-term and $0 of long-term non-expiring capital loss carryforwards, respectively.

U.S. GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended May 31, 2024, permanent difference in book and tax accounting have been reclassified to paid-in capital and total distributable earnings/(losses) as follows:

Increase (Decrease)
Paid-In Capital	Total Distributable Earnings (Loss)
$115,453	$(115,453)

Note 6 – Investment Transactions

For the year ended May 31, 2024, purchases and sales of investments, excluding short-term investments, were $6,257,585 and $3,238,460, respectively.

Note 7 – Shareholder Servicing Plan

On April 16, 2024, the Board of Trustees of the Trust (the “Board”) approved a Shareholder Service Plan. Pursuant to the Shareholder Service Plan adopted by the Board, on behalf of the Fund, the Fund may pay a fee at an annual rate of up to 0.25% of its average daily net assets attributable to shares of the Fund. The adoption of the Shareholder Service Plan does not constitute a change to the current fees being paid by Fund shareholders. The Fund does not pay these service fees on shares purchased directly. In addition, the Adviser may, at its own expense, pay financial representatives and/or shareholder servicing agents for these services. The inclusion of such fees are reported on the Statement of Operations.

Note 8 – Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 9 – Fair Value Measurements and Disclosure

Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad Levels as described below:

12

FPA Queens Road Value Fund

NOTES TO FINANCIAL STATEMENTS - Continued

May 31, 2024

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•	Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of May 31, 2024, in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total
Common Stocks*	$44,384,341	$-	$-	$44,384,341
Short-Term Investments	2,987,266	-	-	2,987,266
Total	$47,371,607	$-	$-	$47,371,607

*	All sub-categories within Common Stocks represent Level 1 investments. See Schedule of Investments for industry categories.

Transfers of investments between different levels of the fair value hierarchy are recorded at fair value as of the end of the reporting period. There were no significant transfers into or out of Level 3 during the year ended May 31, 2024.

The Fund did not hold any Level 2 or Level 3 securities at period end.

The Fund did not hold derivatives as of May 31, 2024.

Note 10 – Market Disruption and Geopolitical Risks

Certain local, regional or global events such as war, acts of terrorism, the spread of infectious illnesses and/or other public health issues, financial institution instability or other events may have a significant impact on a security or instrument. These types of events and other like them are collectively referred to as “Market Disruptions and Geopolitical Risks” and they may have adverse impacts on the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. Some of the impacts noted in recent times include but are not limited to embargos, political actions, supply chain disruptions, bank failures, restrictions to investment and/or monetary movement including the forced selling of securities or the inability to participate impacted markets. The duration of these events could adversely affect the Fund’s performance, the performance of the securities in which the Fund invests and may lead to losses on your investment. The ultimate impact of “Market Disruptions and Geopolitical Risks” on the financial performance of the Fund’s investments is not reasonably estimable at this time. Management is actively monitoring these events.

13

FPA Queens Road Value Fund

NOTES TO FINANCIAL STATEMENTS - Continued

May 31, 2024

Note 11 – New Accounting Pronouncements

Effective January 24, 2023, the Securities and Exchange Commission (the “SEC”) adopted rule and form amendments to require mutual funds and exchange-traded funds (“ETFs”) to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information deemed important for retail investors to assess and monitor their fund investments. Certain information, including financial statements, will no longer appear in the funds’ streamlined shareholder reports but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. The Funds have adopted procedures in accordance with the SEC’s rules and form amendments.

Note 12 – Events Subsequent to the Fiscal Period End

The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements.

There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

14

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees

and the Shareholders of the FPA Queens Road Value Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the FPA Queens Road Value Fund (the “Fund”), a series of Investment Managers Series Trust III, including the schedule of investments, as of May 31, 2024, the related statement of operations, the statement of changes in net assets, and financial highlights for the year then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2024, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

The statement of changes in net assets for the year ended May 31, 2023, and the financial highlights for each of the three years in the period ended May 31, 2023, were audited by other auditors, whose report dated July 26, 2023 expressed unqualified opinions on those financial highlights. The financial highlights for the year ended May 31, 2020, were audited by other auditors, whose report dated July 30, 2020 expressed unqualified opinions on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of the Fund since 2023.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2024 by correspondence with the custodian. We believe that our audit provides a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

July 29, 2024

15

FPA Queens Road Value Fund

SUPPLEMENTAL INFORMATION (Unaudited)

Corporate Dividends Received Deduction

For the year ended May 31, 2024, the FPA Queens Road Value Fund had 100% of dividends paid from net investment income qualified for the 70% dividends received deduction available to corporate shareholders.

Qualified Dividend Income

For the year ended May 31, 2024, the FPA Queens Road Value Fund had 100% of dividends paid from net investment income, designated as qualified dividend income.

Long-Term Capital Gains Designation

Pursuant to IRC 852 (b)(3) of the Internal Revenue Code the FPA Queens Road Value Fund designates $576,675 as long-term capital gains distributed during the year ended May 31, 2024.

16

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not Applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not Applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

This information is included in Item 7, as part of the financial statements.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

FPA Queens Road Small Cap Value Fund

Board Consideration of Investment Advisory and Sub-Advisory Agreements (Unaudited)

At an in-person meeting held on April 16, 2024, the Board of Trustees (the “Board”) of Investment Managers Series Trust III (the “Trust”), including the trustees who are not “interested persons” of the Trust (the “Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), reviewed and unanimously approved the renewal of the investment advisory agreement (the “Advisory Agreement”) between the Trust and First Pacific Advisors, LP (the “Advisor”), and the sub-advisory agreement (the “Sub-Advisory Agreement”) among the Trust, the Advisor, and Bragg Financial Advisors, Inc. (the “Sub-Advisor”), with respect to the FPA Queens Road Small Cap Value Fund series of the Trust (the “Fund”) for additional one-year terms from when they otherwise would expire. The Advisory Agreement and the Sub-Advisory Agreement are referred to below as the “Fund Advisory Agreements.” In approving renewal of each Fund Advisory Agreement, the Board, including the Independent Trustees, determined that such renewal was in the best interests of the Fund and its shareholders.

Background

In advance of the meeting, the Board received information about the Fund and the Fund Advisory Agreements from the Advisor, the Sub-Advisor, and Mutual Fund Administration, LLC and UMB Fund Services, Inc., the Trust’s co-administrators, certain portions of which are discussed below. The materials, among other things, included information about the organization and financial condition of the Advisor and the Sub-Advisor; information regarding the background, experience, and compensation structure of relevant personnel providing services to the Fund; information about the Advisor’s and the Sub-Advisor’s compliance policies and procedures, disaster recovery and contingency planning, and policies with respect to portfolio execution and trading; information regarding the profitability of the Advisor’s overall relationship with the Fund; reports comparing the performance of the Fund with returns of the Russell 2000 Value Index and a group of comparable funds (the “Peer Group”) selected by Broadridge Financial Solutions, Inc. (“Broadridge”) from Morningstar, Inc.’s Small Value category (the “Fund Universe”) for the one-, three-, five-, and ten-year periods ended December 31, 2023; reports comparing the investment advisory fee and total expenses of the Fund with those of the Peer Group and Fund Universe; and the advisory and sub-advisory fees paid pursuant to the Advisory Agreement and Sub-Advisory Agreement, respectively. The Board also received a memorandum from legal counsel to the Trust and the Independent Trustees discussing the legal standards under the 1940 Act and other applicable law for their consideration of the proposed renewal of the Fund Advisory Agreements. In addition, the Board considered information reviewed by the Board during the year at other Board and Board committee meetings.

In renewing the Fund Advisory Agreements, the Independent Trustees met separately in an executive session prior to the meeting with the Board to consider the Fund Advisory Agreements, including the items discussed below, and were represented by their legal counsel with respect to the matters considered. The Board, including all of the Independent Trustees, then met and also considered a variety of factors for renewal of the Fund Advisory Agreements, including those discussed below. In their deliberations, the Board and the Independent Trustees did not identify any particular factor that was controlling, and each Trustee may have attributed different weights to the various factors.

FPA Queens Road Small Cap Value Fund

Board Consideration of Investment Advisory and Sub-Advisory Agreements (Unaudited)

First Pacific Advisors, LP

Nature, Extent, and Quality of Services

With respect to the performance results of the Fund, the meeting materials indicated that the Fund’s annualized total returns for the five- and ten-year periods were above the Peer Group and Fund Universe median returns and the Russell 2000 Value Index returns. The Fund’s total return for the one-year period was above the Russell 2000 Value Index return, but below the Peer Group and Fund Universe median returns by 0.04% and 0.22%, respectively. The Fund’s annualized total return for the three-year period was above the Russell 2000 Value Index return, but below the Peer Group and Fund Universe median returns by 0.36% and 1.19%, respectively. The Trustees observed that the Fund’s volatility of returns, as measured by its standard deviation, and its downside volatility, as measured by its Morningstar risk score, ranked it in the first quartile of the funds (which is the most favorable) in the Peer Group and Fund Universe for the one-, three-, five-, and ten-year periods.

The Board noted its familiarity with the Advisor and considered the overall quality of services provided by the Advisor to the Fund. In doing so, the Board considered the Advisor’s specific responsibilities in day-to-day management and oversight of the Fund, as well as the qualifications, experience, and responsibilities of the personnel involved in the activities of the Fund. The Board also considered the overall quality of the organization and operations of the Advisor, as well as its compliance structure. In addition, the Board considered the respective roles of the Advisor and the Sub-Advisor, noting that the Advisor provides overall supervision of the general investment management and investment operations of the Fund and oversees the Sub-Advisor with respect to the Fund’s operations, including monitoring the investment and trading activities of the Sub-Advisor, monitoring the Fund’s compliance with its investment policies, and providing general administrative services related to the Advisor’s overall supervision of the Fund; and that the Sub-Advisor’s responsibilities include day-to-day portfolio management. The Board and the Independent Trustees concluded that based on the various factors they had reviewed, the nature, overall quality, and extent of the management and oversight services provided by the Advisor to the Fund were satisfactory.

Advisory Fee and Expense Ratio

With respect to the advisory fee paid by the Fund, the meeting materials indicated that the annual investment advisory fee (gross of fee waivers) was lower than the Peer Group and Fund Universe medians. The Trustees considered that the Advisor does not manage any other accounts with the same objectives and policies as the Fund, and therefore they did not have a good basis for comparing the Fund’s advisory fee with those of other similar client accounts of the Advisor. The Trustees also considered that the Fund’s advisory fee was within the range of advisory fees paid by other series of the Trust managed by the Advisor. The annual total expenses paid by the Fund (net of fee waivers) for the Fund’s most recent fiscal year were lower than the Peer Group and Fund Universe medians.

The Board and the Independent Trustees concluded that based on the factors they had reviewed, the compensation payable to the Advisor under the Advisory Agreement was fair and reasonable in light of the nature and quality of the services the Advisor provides to the Fund.

FPA Queens Road Small Cap Value Fund

Board Consideration of Investment Advisory and Sub-Advisory Agreements (Unaudited)

Advisor Profitability and Costs

The Board and the Independent Trustees considered information provided by the Advisor regarding the Advisor’s costs in providing services to the Fund, the profitability of the Advisor and the benefits to the Advisor from its relationship to the Fund. They reviewed and considered the Advisor’s representations regarding its assumptions and methods of allocating certain costs, such as personnel costs, which constitute the Advisor’s largest operating cost, and overhead costs with respect to the provision of investment advisory services. The Independent Trustees discussed with the Advisor the general process through which individuals’ compensation is determined and then reviewed by the management committee of the Advisor, as well as the Advisor’s methods for determining that its compensation levels are set at appropriate levels to attract and retain the personnel necessary to provide high quality professional investment advice. The Board and the Independent Trustees recognized that the Advisor is entitled under the law to earn a reasonable level of profits for the services that it provides to the Fund. The Board observed, however, that the Advisor did not realize a profit with respect to the Fund.

Economies of Scale

The Board and the Independent Trustees considered, and discussed with the Advisor, whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether the advisory fee rate is reasonable in relation to the Fund’s asset levels and any economies of scale that may exist. The Board and the Independent Trustees considered the Advisor’s representation that its internal costs of providing investment management services to the Fund have increased in recent years as a result of a number of factors, including the ongoing and growing complexity of the Fund’s investments, as well as the Advisor’s investment in building a highly-seasoned trading, compliance, valuation, client service and operations staff to support the Advisor’s investment teams. The Trustees also noted the Advisor’s representation that it would continue making such investments in its personnel, systems, and facilities in an effort to maintain and increase the level and quality of services that it provides to the Fund. The Trustees also considered the Advisor’s willingness to close funds to new investors when it believes that a fund has limited capacity to grow or when it otherwise would be detrimental to fund shareholders.

The Board and the Independent Trustees noted that the advisory fee rate contained a breakpoint as the Fund’s assets increased. They considered that many registered funds have breakpoints in the advisory fee structure as a means by which to share in the benefits of potential economies of scale as a fund’s assets grow. They also considered that not all funds have breakpoints in their fee structures and that breakpoints are not the exclusive means of sharing potential economies of scale. The Board and the Independent Trustees considered the Advisor’s statement that it believes that additional breakpoints for the Fund are not warranted at this time given the ongoing investments the Advisor is making in its business for the benefit of the Fund, uncertainties regarding the direction of the economy, and uncertainties regarding future growth or contraction in the Fund’s assets, all of which could negatively impact the Advisor’s profitability. The Board and the Independent Trustees concluded that the Fund is benefitting from the ongoing investments made by the Advisor in its team of personnel serving the Fund and in the Advisor’s service infrastructure, and that in light of these investments, additional breakpoints in the Fund’s advisory fee structure were not warranted at current asset levels.

FPA Queens Road Small Cap Value Fund

Board Consideration of Investment Advisory and Sub-Advisory Agreements (Unaudited)

Benefits to the Advisor

The Board and the Independent Trustees considered other “fall out” benefits to the Advisor as a result of its relationship with the Fund, other than the advisory fee, including the beneficial effects from the review by the Trust’s Chief Compliance Officer of the Advisor’s compliance program, the intangible benefits of its association with the Fund generally, and any favorable publicity arising in connection with the Fund’s performance.

Bragg Financial Advisors, Inc.

Nature, Extent, and Quality of Services

The Board considered the overall quality of services provided by the Sub-Advisor to the Fund. In doing so, the Board considered the Sub-Advisor’s specific responsibilities in day-to-day portfolio management of the Fund, as well as the qualifications, experience, and responsibilities of the personnel involved in the activities of the Fund. The Board also considered the overall quality of the organization and operations of the Sub-Advisor, as well as its compliance structure. The Board’s observations regarding the performance of the Fund are described above. The Board and the Independent Trustees concluded that based on the various factors they had reviewed, the nature, overall quality, and extent of the management services provided by the Sub-Advisor to the Fund were satisfactory.

Sub-Advisory Fee

The Board and the Independent Trustees considered information provided by the Sub-Advisor regarding the Fund’s sub-advisory fee. The Board and the Independent Trustees noted that the Fund’s sub-advisory fee was within the range of the advisory fees that the Sub-Advisor charges to manage separate accounts using similar strategies as the Fund, and lower than the sub-advisory fee that the Sub-Advisor charges with respect to the FPA Queens Road Value Fund, another series of the Trust. The Board observed that the Advisor pays the Sub-Advisor’s sub-advisory fee out of the Advisor’s advisory fee.

Benefits to the Sub-Advisor

The Board and the Independent Trustees considered other “fall out” benefits to the Sub-Advisor as a result of its relationship with the Fund, other than the sub-advisory fee, including research services provided to it by broker-dealers providing execution services to the Fund, the beneficial effects from the review by the Trust’s Chief Compliance Officer of the Sub-Advisor’s compliance program, the intangible benefits of its association with the Fund generally, and any favorable publicity arising in connection with the Fund’s performance.

Conclusion

Based on these and other factors, the Board and the Independent Trustees concluded that renewal of the Fund Advisory Agreements was in the best interests of the Fund and its shareholders and, accordingly, renewed each Fund Advisory Agreement.

FPA Queens Road Value Fund

Board Consideration of Investment Advisory and Sub-Advisory Agreements (Unaudited)

At an in-person meeting held on April 16, 2024, the Board of Trustees (the “Board”) of Investment Managers Series Trust III (the “Trust”), including the trustees who are not “interested persons” of the Trust (the “Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), reviewed and unanimously approved the renewal of the investment advisory agreement (the “Advisory Agreement”) between the Trust and First Pacific Advisors, LP (the “Advisor”), and the sub-advisory agreement (the “Sub-Advisory Agreement”) among the Trust, the Advisor, and Bragg Financial Advisors, Inc. (the “Sub-Advisor”), with respect to the FPA Queens Road Value Fund series of the Trust (the “Fund”) for additional one-year terms from when they otherwise would expire. The Advisory Agreement and the Sub-Advisory Agreement are referred to below as the “Fund Advisory Agreements.” In approving renewal of each Fund Advisory Agreement, the Board, including the Independent Trustees, determined that such renewal was in the best interests of the Fund and its shareholders.

Background

In advance of the meeting, the Board received information about the Fund and the Fund Advisory Agreements from the Advisor, the Sub-Advisor, and Mutual Fund Administration, LLC and UMB Fund Services, Inc., the Trust’s co-administrators, certain portions of which are discussed below. The materials, among other things, included information about the organization and financial condition of the Advisor and the Sub-Advisor; information regarding the background, experience, and compensation structure of relevant personnel providing services to the Fund; information about the Advisor’s and the Sub-Advisor’s compliance policies and procedures, disaster recovery and contingency planning, and policies with respect to portfolio execution and trading; information regarding the profitability of the Advisor’s overall relationship with the Fund; reports comparing the performance of the Fund with returns of the S&P 500 Value Index and a group of comparable funds (the “Peer Group”) selected by Broadridge Financial Solutions, Inc. (“Broadridge”) from Morningstar, Inc.’s Large Value category (the “Fund Universe”) for the one-, three-, five-, and ten-year periods ended December 31, 2023; reports comparing the investment advisory fee and total expenses of the Fund with those of the Peer Group and Fund Universe; and the advisory and sub-advisory fees paid pursuant to the Advisory Agreement and Sub-Advisory Agreement, respectively. The Board also received a memorandum from legal counsel to the Trust and the Independent Trustees discussing the legal standards under the 1940 Act and other applicable law for their consideration of the proposed renewal of the Fund Advisory Agreements. In addition, the Board considered information reviewed by the Board during the year at other Board and Board committee meetings.

In renewing the Fund Advisory Agreements, the Independent Trustees met separately in an executive session prior to the meeting with the Board to consider the Fund Advisory Agreements, including the items discussed below, and were represented by their legal counsel with respect to the matters considered. The Board, including all of the Independent Trustees, then met and also considered a variety of factors for renewal of the Fund Advisory Agreements, including those discussed below. In their deliberations, the Board and the Independent Trustees did not identify any particular factor that was controlling, and each Trustee may have attributed different weights to the various factors.

FPA Queens Road Value Fund

Board Consideration of Investment Advisory and Sub-Advisory Agreements (Unaudited)

First Pacific Advisors, LP

Nature, Extent, and Quality of Services

With respect to the performance results of the Fund, the meeting materials indicated that the Fund’s annualized total returns for the one-, three-, five-, and ten-year periods were above the Peer Group and the Fund Universe median returns, but below the S&P 500 Value Index returns by 6.17%, 2.54%, 1.78%, and 0.61%, respectively for those periods. The Trustees considered the Advisor’s assertion that the Fund is “benchmark agnostic” and that the Fund is not managed to track the performance of the S&P 500 Value Index. The Trustees observed that the Fund’s risk-adjusted returns, as measured by its Sharpe ratio, and its risk-adjusted returns relative to the benchmark, as measured by its information ratio, ranked it in the first or second quartile of the funds (which are the most favorable) in the Peer Group and Fund Universe for the one-, three-, five-, and ten-year periods.

The Board noted its familiarity with the Advisor and considered the overall quality of services provided by the Advisor to the Fund. In doing so, the Board considered the Advisor’s specific responsibilities in day-to-day management and oversight of the Fund, as well as the qualifications, experience, and responsibilities of the personnel involved in the activities of the Fund. The Board also considered the overall quality of the organization and operations of the Advisor, as well as its compliance structure. In addition, the Board considered the respective roles of the Advisor and the Sub-Advisor, noting that the Advisor provides overall supervision of the general investment management and investment operations of the Fund and oversees the Sub-Advisor with respect to the Fund’s operations, including monitoring the investment and trading activities of the Sub-Advisor, monitoring the Fund’s compliance with its investment policies, and providing general administrative services related to the Advisor’s overall supervision of the Fund; and that the Sub-Advisor’s responsibilities include day-to-day portfolio management. The Board and the Independent Trustees concluded that based on the various factors they had reviewed, the nature, overall quality, and extent of the management and oversight services provided by the Advisor to the Fund were satisfactory.

Advisory Fee and Expense Ratio

With respect to the advisory fee paid by the Fund, the meeting materials indicated that the annual investment advisory fee (gross of fee waivers) was above the Peer Group and Fund Universe medians by 0.225% and 0.32%, respectively. The Trustees observed that the Fund’s advisory fee was not in the highest quartile of funds in the Peer Group. The Trustees considered that the Advisor does not manage any other accounts with the same objectives and policies as the Fund, and therefore they did not have a good basis for comparing the Fund’s advisory fee with those of other similar client accounts of the Advisor. The Trustees also considered that the Fund’s advisory fee was within the range of advisory fees paid by other series of the Trust managed by the Advisor. The annual total expenses paid by the Fund (net of fee waivers) for the Fund’s most recent fiscal year were lower than the Peer Group and Fund Universe medians.

The Board and the Independent Trustees concluded that based on the factors they had reviewed, the compensation payable to the Advisor under the Advisory Agreement was fair and reasonable in light of the nature and quality of the services the Advisor provides to the Fund.

FPA Queens Road Value Fund

Board Consideration of Investment Advisory and Sub-Advisory Agreements (Unaudited)

Advisor Profitability and Costs

The Board and the Independent Trustees considered information provided by the Advisor regarding the Advisor’s costs in providing services to the Fund, the profitability of the Advisor and the benefits to the Advisor from its relationship to the Fund. They reviewed and considered the Advisor’s representations regarding its assumptions and methods of allocating certain costs, such as personnel costs, which constitute the Advisor’s largest operating cost, and overhead costs with respect to the provision of investment advisory services. The Independent Trustees discussed with the Advisor the general process through which individuals’ compensation is determined and then reviewed by the management committee of the Advisor, as well as the Advisor’s methods for determining that its compensation levels are set at appropriate levels to attract and retain the personnel necessary to provide high quality professional investment advice. The Board and the Independent Trustees recognized that the Advisor is entitled under the law to earn a reasonable level of profits for the services that it provides to the Fund. The Board observed, however, that the Advisor had waived its entire advisory fee and subsidized certain of the Fund’s operating expenses and did not realize a profit with respect to the Fund.

Economies of Scale

The Board and the Independent Trustees considered, and discussed with the Advisor, whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether the advisory fee rate is reasonable in relation to the Fund’s asset levels and any economies of scale that may exist. The Board and the Independent Trustees considered the Advisor’s representation that its internal costs of providing investment management services to the Fund have increased in recent years as a result of a number of factors, including the ongoing and growing complexity of the Fund’s investments, as well as the Advisor’s investment in building a highly-seasoned trading, compliance, valuation, client service and operations staff to support the Advisor’s investment teams. The Trustees also noted the Advisor’s representation that it would continue making such investments in its personnel, systems, and facilities in an effort to maintain and increase the level and quality of services that it provides to the Fund. The Trustees also considered the Advisor’s willingness to close funds to new investors when it believes that a fund has limited capacity to grow or when it otherwise would be detrimental to fund shareholders.

The Board and the Independent Trustees recognized that the advisory fee schedule for the Fund does not have breakpoints. They considered that many registered funds have breakpoints in the advisory fee structure as a means by which to share in the benefits of potential economies of scale as a fund’s assets grow. They also considered that not all funds have breakpoints in their fee structures and that breakpoints are not the exclusive means of sharing potential economies of scale. The Board and the Independent Trustees considered the Advisor’s statement that it believes that breakpoints are currently not warranted for the Fund given the ongoing investments the Advisor is making in its business for the benefit of the Fund, uncertainties regarding the direction of the economy, and uncertainties regarding future growth or contraction in the Fund’s assets, all of which could negatively impact the Advisor’s profitability. The Board and the Independent Trustees concluded that the Fund is benefitting from the ongoing investments made by the Advisor in its team of personnel serving the Fund and in the Advisor’s service infrastructure, and that in light of these investments, the addition of breakpoints to the Fund’s advisory fee structure was not warranted at current asset levels.

FPA Queens Road Value Fund

Board Consideration of Investment Advisory and Sub-Advisory Agreements (Unaudited)

Benefits to the Advisor

The Board and the Independent Trustees considered other “fall out” benefits to the Advisor as a result of its relationship with the Fund, other than the advisory fee, including the beneficial effects from the review by the Trust’s Chief Compliance Officer of the Advisor’s compliance program, the intangible benefits of its association with the Fund generally, and any favorable publicity arising in connection with the Fund’s performance.

Bragg Financial Advisors, Inc.

Nature, Extent, and Quality of Services

The Board considered the overall quality of services provided by the Sub-Advisor to the Fund. In doing so, the Board considered the Sub-Advisor’s specific responsibilities in day-to-day portfolio management of the Fund, as well as the qualifications, experience, and responsibilities of the personnel involved in the activities of the Fund. The Board also considered the overall quality of the organization and operations of the Sub-Advisor, as well as its compliance structure. The Board’s observations regarding the performance of the Fund are described above. The Board and the Independent Trustees concluded that based on the various factors they had reviewed, the nature, overall quality, and extent of the management services provided by the Sub-Advisor to the Fund were satisfactory.

Sub-Advisory Fee

The Board and the Independent Trustees considered information provided by the Sub-Advisor regarding the Fund’s sub-advisory fee. The Board and the Independent Trustees noted that the Fund’s sub-advisory fee was within the range of the advisory fees that the Sub-Advisor charges to manage separate accounts using similar strategies as the Fund, and within the range of the sub-advisory fee that the Sub-Advisor charges with respect to the FPA Queens Road Small Cap Value Fund, another series of the Trust. The Board observed that the Advisor pays the Sub-Advisor’s sub-advisory fee out of the Advisor’s advisory fee.

Benefits to the Sub-Advisor

The Board and the Independent Trustees considered other “fall out” benefits to the Sub-Advisor as a result of its relationship with the Fund, other than the sub-advisory fee, including research services provided to it by broker-dealers providing execution services to the Fund, the beneficial effects from the review by the Trust’s Chief Compliance Officer of the Sub-Advisor’s compliance program, the intangible benefits of its association with the Fund generally, and any favorable publicity arising in connection with the Fund’s performance.

Conclusion

Based on these and other factors, the Board and the Independent Trustees concluded that renewal of the Fund Advisory Agreements was in the best interests of the Fund and its shareholders and, accordingly, renewed each Fund Advisory Agreement.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 15. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 16. Controls and Procedures.

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 18. Recovery of Erroneously Awarded Compensation.

(a) Not Applicable.

(b) Not Applicable.

Item 19. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed March 10, 2023.

(a)	(2) Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Exchange Act (17 CFR 240.10D-1) by the registered national securities exchange or registered national securities association upon which the registrant’s securities are listed. Instruction to paragraph (a)(2). Not Applicable.

(a)	(3) A separate certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)). Filed herewith.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust III

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President and Principal Executive Officer

Date	8/9/2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President and Principal Executive Officer

Date	8/9/2024

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer and Principal Financial Officer

Date	8/9/2024